UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

COLONIAL COMMERCIAL CORP.
(Name of Registrant as Specified in its Charter)

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NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
SEPTEMBER 29, 2006

To the stockholders of Common Stock and Convertible Preferred Stock:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Colonial Commercial Corp. will be held at the offices of Goldman Associates of New York, Inc., 25 Riverside Drive, Pine Brook, New Jersey 07058 on September 29, 2006 at 10:00 a.m., local time, for the following purposes:

1.
To adopt an amendment to the Restated Certificate of Incorporation, as amended, that would allow the Company to issue up to 10,000,000 shares of preferred stock in one or more series, the terms of any such series to be determined by the Board of Directors from time to time (“Preferred Stock Amendment”).

2.	To adopt a restated Certificate of Incorporation to include only those articles that are currently applicable to the Company and that incorporates all amendments to date (“Restatement”).

3.	To adopt the Colonial Commercial Corp. 2006 Stock Plan.

4.	To transact such other business as may properly come before the meeting or any adjournments thereof.

By Order of the Board of Directors,

Hawthorne, New Jersey	William Salek

September 1, 2006	Secretary
IMPORTANT
You are cordially invited to attend the Special Meeting. Whether or not you are planning to attend, please sign, date and return the accompanying proxy as soon as possible. A postage-paid, self-addressed envelope is enclosed for your convenience. Any person giving a proxy has the power to revoke it at any time prior to its exercise and, if present at the Meeting, may withdraw it and vote in person. Attendance at the Meeting is limited to stockholders, their proxies and invited guests of the Company.

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COLONIAL COMMERCIAL CORP.
275 WAGARAW ROAD,
HAWTHORNE, NEW JERSEY 07506

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 29, 2006

This Proxy Statement is furnished in connection with the solicitation of proxies, in the form enclosed herewith, by the Board of Directors of Colonial Commercial Corp. (the “Company” or the “Corporation”), for use at the Special Meeting of Stockholders to be held at the offices of Goldman Associates of New York, Inc., 25 Riverside Drive, Pine Brook, New Jersey 07058 on September 29, 2006 at 10:00 a.m., local time, (the “Meeting”), or any adjournments thereof for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. This Proxy Statement and the accompanying materials are being mailed on or about September 1, 2006.

Shareholders of record at the close of business on August 18, 2006, are entitled to notice of and to vote at the Special Meeting or any adjournments thereof (“Record Date”). The presence at the meeting, in person or represented by proxy, of a majority of the outstanding shares entitled to vote at the meeting will constitute a quorum for the transaction of business. Proxies submitted which contain abstentions will be deemed present at the meeting in determining the presence of a quorum.

Any stockholder giving a proxy has the power to revoke the same at any time before it is voted. The cost of soliciting proxies will be borne by the Company. The Company has no contract or arrangement with any party in connection with the solicitation of proxies. Following the mailing of proxy materials, solicitation of the proxies may be made by officers and employees of the Company by mail, telephone, facsimile, electronic communication, or personal interview. The shares represented by proxies that are received in the enclosed form and properly filled out will be voted in accordance with the specifications made thereon and, as to any other matter properly coming before the meeting (none of which is presently known to the Board of Directors), in accordance with the judgment of the persons designated as proxies.

Holders of Common Stock and Convertible Preferred Stock are each entitled to one vote per share on all matters and vote as one class.

Proposals No. 1 and 2 - ADOPTION OF THE PREFERRED STOCK AMENDMENT AND RESTATEMENT

At the Special Meeting, shareholders will be asked to adopt an amendment to the Company's Certificate of Incorporation to authorize the issuance of up to 10,000,000 shares of preferred stock in one or more series, the terms of any such series to be determined by the Board of Directors from time to time (the “Preferred Stock Amendment”), and to adopt a restated Certificate of Incorporation to include only those articles that are currently applicable to the Company and that incorporates all amendments to date (the “Restatement”). Our Board of Directors has approved the Preferred Stock Amendment and the Restatement subject to shareholder authorization.

The text of the restated certificate of incorporation to be adopted by the shareholders is set forth in Exhibit A to this Proxy Statement (“Certificate of Incorporation”) and is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of New York and as the Board of Directors deems necessary and advisable to effect the Preferred Stock Amendment and the Restatement. The text of the Company’s Restated Certificate of Incorporation, dated January 6, 1983, and all of the amendments thereto, is set forth in Exhibit B to this Proxy Statement.

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Proposal No. 1 - Preferred Stock Amendment

The Board of Directors, within the limitations and restrictions contained in the Certificate of Incorporation and without further action by the Company’s stockholders, has the authority to issue the preferred stock from time to time in one or more series and to fix the number of shares and the relative rights, conversion rights, voting rights, rights and terms of redemption, liquidation preferences and any other preferences, special rights and qualifications of any such series. The terms of the additional shares of preferred stock, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates, and similar matters will be determined by the Board of Directors. Because holders of preferred stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of preferred stock will reduce a stockholders' percentage ownership in the total outstanding shares of preferred stock. The creation of additional shares of authorized preferred stock will not alter the current number of issued preferred shares. The relative rights and limitations of the current issued shares of preferred stock will remain unchanged under this amendment.

The increase in the number of authorized but unissued shares of preferred stock that would be available for issuance would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

The proposed increase in the authorized number of shares of preferred stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent shareholders.

Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company does not have any other provisions in its Certificate of Incorporation, by-laws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. The Company has no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this action is not being taken with the intent that it be utilized as a type of anti-takeover device.

Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and increasing the number of votes required to approve a change in control of the Company.

The issuance of new shares of Preferred Stock that would be authorized if the Preferred Stock Amendment is approved could in a number of ways adversely affect the holders of shares of the Company’s par value $.05 common stock (“Common Stock”) that are currently outstanding. For example, the voting power of our outstanding Common Stock will be diluted to the extent we issue in the future any additional shares of Common Stock upon conversion of any then issued convertible Preferred Stock. Also, the issuance of Preferred Stock could have a dilutive effect on stockholders’ equity in the Company.

As of the date of this Proxy Statement, no preferred stock has been issued other than the Convertible Preferred Stock.

There are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of preferred stock.

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Proposal No. 2 - Restatement

Subject to shareholder approval, the Certificate of Incorporation is restated in its entirety as follows:

1.	Article SECOND is restated to describe the purposes of the Corporation.

2.	Article THIRD is restated to state: “The county, within this state, in which the office of the Corporation is to be located is Nassau County.”

3.	Article FOURTH is restated:

(a)
to change the number and par value of shares authorized to be issued by the Corporation to 32,500,000 shares of capital stock, consisting of 20,000,000 shares of common stock of $.05 par value, 2,500,000 shares of the Corporation’s convertible preferred stock of $.05 par value (“Convertible Preferred Stock”) and 10,000,000 shares of Preferred Stock par value $.05 per share (“Preferred Stock”).

(b)
to add a new subsection (c) providing for the authorization of 10,000,000 shares of Preferred Stock in one or more series, the terms of any such series to be determined by the Board of Directors from time to time.

4.
There are currently less than 600,000 shares of Convertible Preferred Stock outstanding. The Company's Restated Certificate of Incorporation, as amended, provides that the Board of Directors is to consist of one class of Directors if there are less than 600,000 shares Convertible Preferred Stock outstanding. Accordingly, Article FOURTH, SIXTH, SEVENTH and EIGHTH are each restated as more fully described below in order to reflect the current status of the existence of a single Board of Directors of the Corporation elected by the holders of the Convertible Preferred Stock and Common Stock Directors voting together as one class on a share for share basis.

5.	The following sections set forth in subsection (b) of Article FOURTH of the Certificate of Incorporation are restated:

(a)	Section 1 is restated to reflect that there are 2,500,000 shares of Convertible Preferred Stock designated as the “Convertible Preferred Stock.”

(b)	the last sentence of Section 2(a), relating to mandatory redemption, is no longer applicable and is accordingly deleted.

(c)
Section 3(a) is restated to reflect that the current liquidation preference payment of the Convertible Preferred Stock is $5.00 per share in accordance with the Certificate of Amendment to the Certificate of Incorporation filed with the Secretary of State on February 3, 1998.

(d)	Section 4(a), relating to mandatory redemption, is no longer applicable and, in accordance with the affirmative vote of the Board of Directors, is deleted in its entirety.

(e)
“Section 4(b)(i),” renumbered as “Section 4(a)(i),” is restated to reflect that the current optional redemption price of the Convertible Preferred Stock is $7.50 per share in accordance with the Certificate of Amendment to the Certificate of Incorporation filed with the Secretary of State on February 3, 1998.

(f)
Section 7 titled “Voting Rights” is restated by deleting the reference to “Preferred Stock Directors” in subsections (a) and (b) in order to reflect the current status of the existence of a single Board of Directors of the Corporation elected by the holders of the Convertible Preferred Stock and Common Stock Directors voting together as one class on a share for share basis.

i)	Subsection (a) is deleted in its entirety.

ii)
“Subsection (b),” renumbered as “Subsection (a),” is restated to state: “Each holder of record of shares of Convertible Preferred Stock shall be entitled to one vote per share on each matter on which the holders of record of Common Stock of the Corporation shall be entitled to vote, voting together with the holders of record of the Common Stock on a share for share basis, and not as a separate class.”

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iii)	Subsection (d), which restricted the Corporation from issuing non voting shares of capital stock, is deleted in its entirety.

6.
Article FIFTH relating to the post office address to which the Secretary of State shall mail a copy of any process against the Corporation served upon him is restated to provide for the following address: 275 Wagaraw Road, Hawthorne, New Jersey 07506

7.
Article SIXTH relating to the removal of Directors is restated to reflect the current status of the existence of a single Board of Directors of the Corporation elected by the holders of the Convertible Preferred Stock and Common Stock Directors voting together as one class on a share for share basis.

8.
The following subsections set forth in Article SEVENTH of the Certificate of Incorporation is restated in order to reflect the current status of the existence of a single Board of Directors of the Corporation elected by the holders of the Convertible Preferred Stock and Common Stock Directors voting together as one class on a share for share basis:

(a)	Subsections (a), (b)(i), (b)(ii) and (e).

i)	Subsection (a) is deleted in its entirety;

ii)
“Subsection (b)(i),” renumbered as “Subsection (a)(i),” is restated to state: “Directors shall be elected for a term of one year. Each Director shall hold office for the term of office for which he is elected and until his successor is elected and qualified.”

iii)	“Subsection (b)(ii),” renumbered as “Subsection (a)(ii),” is restated to reflect the current status of the existence of a single Board of Directors of the Corporation.

iv)
“Subsection (e),” renumbered as “Subsection (b),” is restated to state: “If the office of any Director or Directors becomes vacant for any reason, the Directors in office, although less than a quorum, may by majority vote choose a successor or successors, who shall hold office for the unexpired term in respect of which vacancy or vacancies occurred or until the next election of Directors; or any such vacancy may be filled by the shareholders at any meeting thereof. Newly created directorships resulting from an increase in the number of Directors shall be filled in the same manner as vacancies as aforesaid.”

(b)
Subsections (b)(iii), (c) and (d) are each deleted in its entirety. Such subsections are applicable only so long as there are issued and outstanding in excess of 600,000 shares of Convertible Preferred Stock. There were 467,726 shares of Convertible Preferred Stock issued and outstanding as of August 18, 2006.

9.
Article EIGHTH is restated so that it reflects the current status of the existence of a single Board of Directors of the Corporation elected by the holders of the Convertible Preferred Stock and Common Stock Directors voting together as one class on a share for share basis.

10.
Article NINTH is restated to reflect the current status providing for the indemnification of the Directors and officers of the Corporation to the fullest extent permitted by law in accordance with the Certificate of Amendment to the Certificate of Incorporation filed with the Secretary of State on July 12, 1988.

Proposal No. 3 - APPROVAL OF THE COLONIAL COMMERCIAL CORP. 2006 STOCK PLAN

Subject to approval by shareholders, the Directors have adopted a plan that will enable us to grant equity and equity-linked awards to our Directors, officers, employees and other persons who provide services to the Company. This plan is called the "Colonial Commercial Corp. 2006 Stock Plan," and is sometimes referred to in this Proxy Statement as the “Plan.”

The Plan is intended to allow us to provide incentives that will (1) strengthen the desire of highly competent persons to provides services to us and (2) further stimulate their efforts on our behalf.

Additional Information Concerning the Plan

The following is a summary of certain key provisions of the Plan. A copy of the Plan is included as Exhibit C to this Proxy Statement.

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Shares Available. The maximum number of shares of common stock that may be delivered under the Plan is 1,000,000, subject to adjustment for certain specified changes to the Company's capital structure. Some awards under the Plan may link future payments to the awardee to the future value of a specified number of shares of common stock. The number of shares used for reference purposes in connection with these awards will be considered "delivered" for purposes of computing the maximum number of shares that may be delivered under the Plan. If an award under the Plan terminates without the shares subject thereto being delivered, the shares subject to such award will thereafter be available for further awards under the Plan.

The maximum number of shares of common stock that may be subject to awards of any combination that may be granted during any fiscal year of the Company to any one individual is 1,000,000, subject to adjustment for certain specified changes to the Company's capital structure.

Eligibility. All directors, officers and other employees and other persons who provide services to the Company are eligible to participate in the Plan.

Administration. The administrator of the Plan will be the board or any other committee which the board designates to serve as the administrator of the Plan. The board or committee serving as administrator (the "Committee") will, among other things, have the authority to: construe the Plan and any award under the Plan; select the directors and officers to whom awards may be granted and the time or times at which awards will be granted; determine the number of shares of common stock to be covered by or used for reference purposes for any award; determine and modify from time to time the terms, conditions, and restrictions of any award; approve the form of written instrument evidencing any award; accelerate or otherwise change the time or times at which an award becomes vested or when an award may be exercised or becomes payable; waive, in whole or in part, any restriction or condition with respect to any award; and modify, extend or renew outstanding awards, or accept the surrender of outstanding awards and substitute new awards.

The Committee has not yet made any awards under the Plan. Because the granting of awards is in the sole discretion of the Committee, the nature and magnitude of future awards cannot currently be determined.

Types of Awards. The types of awards that may be made under the Plan are stock options, stock appreciation rights, restricted stock awards, and stock units. The Committee will fix the terms of each award, including, to the extent relevant, the following: (1) exercise price for options, base price for stock appreciation rights, and purchase price, if any, for restricted stock awards, (2) vesting requirements and other conditions to exercise, (3) term and termination, (4) effect, if any, of change of control and (5) method of exercise and of any required payment by the recipient. Additional information concerning the types of awards that may be made is set forth below.

Stock Options. The Committee may grant options that are qualified as "incentive stock options" under Section 422 of the Internal Revenue Code ("ISOs") and options that are not so qualified ("non-qualified options"). ISOs are subject to certain special limitations, including the following: (1) the exercise price per share may not be less than 100% of the fair market value per share of our common stock as of the grant date (110% of such fair market value, if the recipient owns more than 10% of the total combined voting power of all classes of our outstanding shares), (2) the term may not exceed 10 years (5 years, if the recipient owns more than 10% of the total combined voting power of all classes of our outstanding shares), and (3) the recipient must be an employee of our Company.

Stock Appreciation Rights. A stock appreciation right gives the holder the opportunity to benefit from the appreciation of our common stock over a specified base price determined by the Committee. Upon exercise of a stock appreciation right, the holder has the right to receive in respect of each share subject thereto a payment equal to the excess, if any, of: (1) the fair market value of a share of our common stock as of the exercise date over (2) the specified base price. At the discretion of the Committee, any required payment may be made in cash, shares of our common stock, or both.

Restricted Stock Awards. A restricted stock award entitles the recipient to acquire shares of our common stock for no consideration or for the consideration specified by the Committee. The shares will be subject to such vesting periods and other restrictions and conditions as the Committee determines.

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Stock Units. A stock unit is a bookkeeping account to which there is credited the fair market value of a share of our common stock. The value of the account is subsequently adjusted to reflect changes in the fair market value. Upon exercise of a stock unit, the holder is entitled to receive the value of the account. At the discretion of the Committee, any required payment may be made in cash, shares of our common stock, or both.

The Committee may issue awards subject to the satisfaction of specified performance goals. For this purpose, the performance goals may be based on any one or more of the following performance criteria: cash flow; cash flow from operations; earnings (including, but not limited to, earnings before interest, taxes, depreciation and amortization); earnings per share, diluted or basic; earnings per share from continuing operations; net asset turnover; inventory turnover; capital expenditures; debt; debt reduction; working capital; return on investment; return on sales; net or gross sales; market share; economic value added; cost of capital; change in assets; expense reduction levels; productivity; delivery performance; safety record; stock price; return on equity; total stockholder return; return on capital; return on assets or net assets; revenue; income or net income; operating income or net operating income; operating profit or net operating profit; gross margin, operating margin or profit margin; and completion of acquisitions, business expansion, product diversification, new or expanded market penetration and other non-financial operating and management performance objectives.

Certain Corporate Transactions

If certain corporate transactions specified in the Plan occur, the Committee shall adjust the Plan and awards as it deems necessary or appropriate to prevent enlargement or dilution of rights, including, without limitation, (1) the number of shares of stock that can be granted; (2) the number and kind of shares or other securities subject to any then outstanding awards and (3) the exercise price, base price, or purchase price applicable to outstanding awards under the Plan. The Committee may cancel outstanding awards, but not outstanding stock or restricted stock awards, in connection with any merger or consolidation of our Company or any sale or transfer of all or part of our assets or business, or any similar event. The Committee may determine to pay no compensation whatsoever for any canceled awards that are not in-the-money (as defined below) or for any canceled awards to the extent not vested. The Company is required to provide payment in cash or other property for the in-the-money value of the vested portion of awards that are in-the-money and that are canceled as aforesaid. Awards are in-the-money only to the extent of their then realizable market value, without taking into account the potential future increase in the value of the award (whether under Black-Scholes-type formulas or otherwise).

Any adjustment of ISOs shall be made only to the extent not constituting a "modification" within the meaning of Code section 424(h)(3). Further, with respect to Awards intended to qualify as "performance-based compensation" under Code section 162(m), such adjustments shall be made only to the extent that the Administrator determines that such adjustments may be made without causing the Company to be denied a tax deduction on account of Code section 162(m).

Amendment. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including as necessary to prevent the Corporation from being denied a tax deduction on account of Code section 162(m)); and provided further that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

Term of Plan. No award may be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the adoption of the Plan. However, all awards made prior to such time will remain in effect in accordance with their terms.

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Certain Federal Income Tax Considerations; Matters Relating to Code section 162(m). Under Code section 162(m), we are generally precluded from deducting compensation in excess of $1 million per year paid to our chief executive officer and our next four highest paid executive officers. For purposes of this limitation, there is excluded from compensation any payments that an executive receives that constitutes performance-based compensation (which must meet certain requirements specified by the Code). Some or all of the awards that may be granted under the new Plan you are being asked to approve may not constitute performance-based compensation and, accordingly, compensation realized in respect of awards may be subject to the Code section 162(m) limitation. Consequently, the granting of awards under the Plan, either alone or in conjunction with other compensation, could cause us to have non-deductible compensation expense. To the extent any awards are granted by the Committee with the intent that they qualify as performance-based compensation under Code section 162(m), the awards will be implemented by the Committee in a manner designed to preserve such awards as performance-based compensation, including, but not limited to, the determination and designation of any applicable performance goals that must be satisfied to earn such awards.

Summary of Federal Income Tax Consequences of Stock Options Granted Under the Plan

The following summary is intended only as a general guide as to the federal income tax consequences under current law with respect to the grant of options under the Plan and does not attempt to describe all possible federal tax consequences of such participation. Furthermore, the tax consequences of options and other awards granted under the Plan are complex and subject to change, and a taxpayer's particular situation may be such that some variation of the described rules is applicable.

Non-Qualified Options. No income generally will be recognized by a participant upon the grant of a non-qualified option. Upon exercise, the participant will generally have ordinary income in the amount equal to the excess of the fair market value of the shares acquired over the exercise price. The income recognized by an employee participant will be subject to tax withholding. Upon a later sale of such shares, the participant will have capital gain or loss in an amount equal to the difference between the amount realized on such sale and the tax basis of the shares sold. The Company generally will be entitled to a tax deduction in the same amount as the ordinary income recognized by the participant with respect to shares acquired upon exercise of the non-qualified option.

Incentive Stock Options. No income will be recognized by a participant upon the grant of an incentive stock option. Further, except as otherwise provided below, the participant generally will recognize no income at the time of exercise (although a participant may have income for purposes of alternative minimum tax calculations) and we generally will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of an option. If the participant holds the acquired shares two years from the date of grant and one year from the date of exercise the entire gain (or loss) realized when the participant eventually disposes of the stock is generally treated as long term capital gain (or loss). If the shares are disposed of before such holding period requirements are satisfied, the participant will recognize ordinary income in an amount equal to the lesser of the difference between (1) the exercise price and the fair market value of the shares on the date of exercise or (2) the exercise price and the sales proceeds. Any remaining gain or loss will be treated as capital gain or loss. The Company generally will be entitled to a federal income tax deduction equal to the amount of any ordinary income recognized by the participant.

If an award under the Plan constitutes nonqualified deferred compensation that is subject to Code section 409A, certain requirements must be met (e.g., rules regarding deferral elections, distributions and accelerations of benefits). If the requirements are not satisfied, the participant may have to include an amount in income currently (or, if later, when no longer subject to a substantial risk of forfeiture), and may be subject to an additional tax equal to 20% of the amount included in income plus interest from the date of deferral (at the IRS underpayment rate plus 1%). Incentive stock options are generally exempted from the requirements of Code section 409A and non-qualified options are generally exempted if certain requirements are satisfied (e.g., if the exercise price can never be less than the fair market value of the stock on the date of grant).

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VOTING SECURITIES

As of the Record Date, the Company had 4,593,454 outstanding shares of Common Stock and 467,726 outstanding shares of Convertible Preferred Stock. Holders of Common Stock and Convertible Preferred Stock are each entitled to one vote per share on all matters and vote as one class.

The current members of the Company’s Board of Directors, who have indicated that they intend to vote in favor of all of the Company’s proposals, own 1,824,349 shares of Common Stock and 500 shares of Convertible Preferred Stock, which represents 39.72% of shares of Common Stock and .11% of shares of Convertible Preferred Stock entitled to vote. (See Security Ownership of Certain Beneficial Owners and Management)

CHANGE OF CONTROL

Pursuant to purchase agreements dated April 17, 2006 (the “Transaction”), Bernard Korn, then the Company’s Chief Executive Officer, Director and Chairman of the Board, sold 100,000 shares of common stock of the Company (“Shares”) to William Pagano, 100,000 Shares to Rita Folger, and 226,743 Shares to Goldman Associates of New York, Inc. (“Goldman Associates”). Jack Rose, then a Director of the Company, sold a total of 17,512 shares to Goldman Associates and Jack Rose and his wife sold a total of 50,000 jointly owned shares to Goldman Associates. The Shares were sold at $3.00 per share.

Michael Goldman is a principal of Goldman Associates and beneficially owns the shares purchased by Goldman Associates.

After giving effect to these sales and purchases, Michael Goldman then beneficially owned 1,227,255 shares of common stock of the Company (25.96% of the total outstanding) and William Pagano then beneficially owned 767,973 shares of common stock (16.66% of the total outstanding).

Goldman Associates, William Pagano and Rita Folger each acquired their interests in the Company for investment purposes.

In addition to the shares of common stock sold by Messrs. Korn and Rose set forth above, Messrs. Koon, Miller, Sussman and Rose, each then a Director of the Company, sold 41,413 Shares, 11,000 Shares, 50,000 Shares and 32,587, respectively, to private investors at $3.00 per share.

Concurrently with these transactions, Messrs. Korn, Koon, Rose and Sussman resigned as Directors of the Company. Mr. Sussman also resigned as a member of the Audit Committee of the Board of Directors. Mr. Korn also resigned as Chief Executive Officer, Director and Chairman of the Board and the Company entered into an employment agreement with Bernard Korn that cancelled and superseded a prior employment agreement. Michael Goldman, who continued as a Director of the Company, was elected as Chairman of the Board, and William Pagano also continued as a Director and was appointed CEO. Mr. Pagano had previously served as President. E. Bruce Fredrikson, Melissa Goldman-Williams, and Ronald Miller also continued as Directors. Melissa Goldman-Williams is the daughter of Michael Goldman.

By reason of their stock ownership and Board positions and the family relationship between Michael Goldman and Melissa Goldman-Williams, Michael Goldman and William Pagano may be deemed to have been in control of the Company effective immediately after these transactions.

Subsequent to the transactions, Stuart H. Lubow and Phillip Siegel were appointed to the Board.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, information with respect to beneficial ownership by Directors of the Company, holders of over 5% of a class of stock and of Directors and officers of the Company as a group.

	Common Stock			Preferred Stock

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership*		Percent of Class	Amount and Nature of Beneficial Ownership*		Percent of Class

Officers and Directors:

E. Bruce Fredrikson	6,000		**	500	(1)	**

Melissa Goldman-Williams	5,400		**	0		**

Michael Goldman	1,227,255	(2)	25.87%	0		**

Stuart H. Lubow	0		**	0		**

Ronald H. Miller	1,054		**	0		**

William Pagano	767,973	(3)	16.60%	0		**

William Salek	61,667	(4)	1.34%	0		**

Phillip Siegel	0		**	0		**

All Officers and Directors as a Group:	2,069,349		43.18%	500		**

Holders of Over 5% who are not Officers or Directors:

Rita C. Folger	578,719	(5)	12.51%	0		**

Richard Rozzi	335,000		7.29%	0		**

Goldman Associates of NY, Inc.	1,044,255	(6)	22.01%	0		**

11

The beneficial owners listed above have all given a business address of 275 Wagaraw Road, Hawthorne, New Jersey 07506.

* For the purposes of this table, “Beneficial Ownership” is defined as set forth in rule 13d-3 under the Securities Exchange Act of 1934, as amended. Except as set forth in the following notes, each person listed in the table has sole voting and sole investment power with respect to the shares of Common Stock listed in the table.

** Represents beneficial ownership of less than one percent of the Company’s outstanding securities.

(1)  E. Bruce Fredrikson’s beneficial ownership consists of 6,000 shares of Common Stock and 500 shares of Common Stock issuable at any time upon conversion of 500 shares of Convertible Preferred Stock.

(2)  Michael Goldman is the President and majority shareholder of Goldman Associates of NY, Inc. ("Goldman Associates"). Goldman Associates is the owner of 894,255 shares of Common Stock ("Goldman Shares") and warrants ("Warrants") to purchase 150,000 shares of Common Stock at an exercise price of $3.00 per share. The Warrants are exercisable at any time prior to their expiration on December 31, 2008. Mr. Goldman is the owner of 183,000 shares of Common Stock and the beneficial owner of the Warrants and the Goldman Shares. Mr. Goldman’s beneficial ownership excludes 20,000 shares of Common Stock owned by his wife, of which Goldman Associates of New York, Inc. and Michael Goldman disclaim beneficial ownership. Mr. Goldman’s wife disclaims beneficial ownership of Mr. Goldman’s shares.

(3)  William Pagano’s beneficial ownership consists of 734,640 shares of Common Stock, and 33,333 shares of Common Stock issuable at any time upon conversion of a $100,000 Convertible Note at a conversion price of $3 per share.

(4)  William Salek’s beneficial ownership consists of 45,000 shares of Common Stock, and 16,667 shares of Common Stock issuable upon conversion of a $50,000 Convertible Note at a conversion price of $3 per share.

(5) Rita C. Folger’s beneficial ownership consists of 545,386 shares of Common Stock, and 33,333 shares of Common Stock issuable upon conversion of a $100,000 Convertible Note at a conversion price of $3 per share. Mrs. Folger is the wife of Oscar Folger and the mother of Jeffrey Folger. Oscar and Jeffrey Folger acted as legal counsel or legal consultants for the Company through December 31, 2005, and thereafter have been employed by the Company as, respectively, Vice President-Chief Legal Counsel and Assistant Vice President-Legal. Mr. Folger’s beneficial ownership consists of 5,000 shares of Common Stock issuable at any time upon exercise of his options. Mr. Folger disclaims beneficial ownership of his wife’s shares, and Mrs. Folger disclaims beneficial ownership of her husband’s shares.

(6) The beneficial ownership of Goldman Associates of NY, Inc. consists of 894,255 shares of Common Stock, and 150,000 warrants to purchase 150,000 shares of Common Stock at an exercise price of $3.00 per share. See Footnote 1 for information relating to beneficial ownership of these securities held by Michael Goldman.

12

Executive and Directors’ Compensation

Executive Compensation

The following table sets forth information about compensation paid or accrued by the Company during the fiscal years ended December 31, 2005, 2004 and 2003 to Bernard Korn, William Pagano and William Salek, the only executive officers of the Company whose compensation exceeded $100,000.

Summary Compensation Table

		Annual Compensation		Long-Term Compensation Stock Options
Name and Principal Position	Year	Salary ($)	Bonus ($)	(Shares)

Bernard Korn	2005	150,000	-	-
Chairman of the Board, and Chief Executive	2004	150,000	-	-
Officer of the Company	2003	158,654	-	60,000

William Pagano	2005	200,000	317,924	-
Director and President of the Company and	2004	200,000	240,862	-
President of Universal	2003	200,000	232,257	-

William Salek	2005	120,000	41,798	-
Chief Financial Officer and Secretary of the	2004	105,000	27,350	-
Company and Vice President of Universal	2003	95,000	25,736	-

The above table does not include perquisites and other personal benefits, securities or property, unless the aggregate amount of such compensation is the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for the named executive officer.

13

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth information concerning the value of unexercised stock options at the end of the 2005 fiscal year for the persons named in the Summary Compensation Table.

	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Unexercised Options at Fiscal Year-End Exercisable/Unexercisable	Value of Unexercised In- The-Money Options at Fiscal Year-End Exercisable/Unexercisable
Bernard Korn	35,000	$70,000	52,000/0	$96,200/0
William Pagano	20,000	$46,000	0/0	$0/0
William Salek	5,000	$10,500	0/0	$0/0

There are no stock appreciation rights, long-term incentive plans or pension plans.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

Concurrently with Mr. Korn’s sale of 426,743 shares of common stock and his resignation as Chief Executive Officer, Director and Chairman of the Board on April 17, 2006 (see “Change of Control” above) the Company entered into an employment agreement with Bernard Korn that cancelled and superseded a prior employment agreement.

Mr. Korn’s employment under the new agreement is to end on December 31, 2010. Mr. Korn is required to perform duties that are reasonably assigned to him with his approval that he may not unreasonably withhold. Until December 31, 2008, he is required to devote his best efforts and significant time to his duties. During the balance of the term, Mr. Korn is required to devote reasonable efforts, consistent with his personal and business commitments, to the performance of his duties. The agreement provides for a salary of $200,000 per year and designated fringe benefits. If a change of control (as defined) occurs during the last two years of the term, Mr. Korn need perform no further services for the Company and is to receive the balance of his compensation immediately in a lump sum. The agreement contains confidentiality and non-compete provisions.

The agreement provides that until May 31, 2008, Mr. Korn may not without the prior written consent of the Company (i) knowingly sell any of the Company’s securities to a 5% shareholder (as defined), or to a person who as a result of such sale would become a 5% shareholder, unless such person first enters into a standstill agreement in favor of the Company, (ii) acquire, agree to acquire or make any proposal to acquire any voting securities or assets of the Company or any of its affiliates, (iii) propose to enter into any merger, consolidation, recapitalization, business combination or other similar transaction involving the Company or any of its affiliates, (iv) make, or in any way participate in any solicitation of proxies to vote or seek to advise or influence any person with respect to the voting of any voting securities of the Company or any of its affiliates, (v) form, join or in any way participate in a group (as defined) in connection with any of the foregoing or (vi) advise, assist or encourage any other persons in connection with the foregoing.

Mr. Pagano is employed by Universal under an employment agreement that terminates on December 31, 2010. The agreement provides for an annual salary of $200,000, for incentive compensation based on a percentage of earnings limited to two times his base compensation, and for designated fringe benefits. The agreement also contains confidentiality and non-compete provisions.

Effective January 1, 2005, Mr. Salek is employed pursuant to an employment agreement expiring on December 31, 2007 at a compensation of $120,000 per annum. The agreement also provides for additional incentive compensation based on a percentage of earnings, as defined, of the subsidiaries.

14

Mr. Korn was the Chairman of the Board and Chief Executive Officer of the Company until his resignation as Chief Executive Officer, Director and Chairman of the Board on April 17, 2006. Mr. Pagano was the President and a Director of the Company for 2005 and was appointed Chief Executive Officer on April 17, 2006. Mr. Salek is the Chief Financial Officer and Secretary of the Company.

Directors’ Compensation

Prior to April 1, 2005, members of the Board of Directors, other than those employed by the Company, received a fee of $1,000 for each meeting of the Board attended, limited to $4,000 per annum, in addition to an annual retainer of $2,000. Effective April 1, 2005, outside Directors’ fees increased to $12,000 annually consisting of an annual retainer of $8,000 payable in four equal quarterly installments and a fee of $1,000 for each meeting of the Board, limited to $4,000 per annum, payable in advance in four equally quarterly installments. Additionally, effective April 1, 2006, E. Bruce Fredrikson’s annual retainer fee for serving as a Director and Chairman of the Audit Committee increased from $8,000 to $18,000. The fee is payable in $4,500 installments in advance of each quarter. Members of the Board of Directors receive no fees if they are employed by the Company.

Compensation Committee Interlocks and Insider Participation

The Company did not have a Compensation Committee or any other committee of the Board of Directors performing equivalent functions during its last completed fiscal year. Decisions regarding compensation of executive officers of the Company were made by the Board of Directors. Bernard Korn, Chief Executive Officer and Chairman of the Board until his resignation on April 17, 2006, and William Pagano, a Director and President of the Company for 2005 and the Company’s Chief Executive Officer since April 17, 2006, participated in deliberations of the Board during the fiscal year ended December 31, 2005 concerning executive officer compensation, except that they abstained from deliberations and voting regarding their own compensation.

Vote Required

The affirmative vote of a majority of the total outstanding shares of Common Stock entitled to vote is required to adopt the Preferred Stock Amendment, the Restatement and the Colonial Commercial Corp. 2006 Stock Plan. Because these proposals require the affirmative vote of a majority of all outstanding shares entitled to vote for approval, an abstention on any proposal will have the same legal effect as a vote against such proposal.

Expense of Solicitation

The cost of soliciting proxies, which also includes the preparation, printing and mailing of the Proxy Statement, will be borne by the Company. Solicitation will be made by the Company primarily through the mail, but regular employees of the Company may solicit proxies personally, by telephone or telegram. The Company will request brokers and nominees to obtain voting instructions of beneficial owners of the stock registered in their names and will reimburse them for any expenses incurred in connection therewith.

Stockholders’ Proposals for 2006 Annual Meeting

Any stockholder proposal intended to be presented at the Company’s 2006 Annual Meeting must be received by the Secretary of the Company, 275 Wagaraw Road, Hawthorne, New Jersey 07506, no later than December 31, 2006, in order to be considered for inclusion in the Proxy Statement and form of proxy for such meeting. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Company not later than March 14, 2007.

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Other Matters

Management of the Company knows of no matters to be presented at the Annual Meeting, other than the matters set forth in this Proxy Statement. However, if any other matters properly come before the meeting, the persons designated as proxies intend to vote such proxies in accordance with their best judgment.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By Order of the Board of Directors,
Hawthorne, New Jersey	William Salek
September 1, 2006	Secretary

16

SPECIAL MEETING OF SHAREHOLDERS OF

COLONIAL COMMERCIAL CORP.

COMMON STOCK
AND
CONVERTIBLE PREFERRED STOCK

September 29, 2006

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

↓	Please detach along perforated line and mail in the envelope provided.	↓

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

		FOR	AGAINST	ABSTAIN

 1.    Proposal to adopt an amendment to the Restated Certificate of Incorporation, as amended, that would allow the Company to issue up to 10,000,000 shares of preferred stock in one or more series, the terms of any such series to be determined by the Board of Directors from time to time.

		☐	☐	☐
	2. Proposal to adopt a restated Certificate of Incorporation to include only those articles that are currently applicable to the Company and that incorporates all amendments to date.	☐	☐	☐
	3. Proposal to adopt the Colonial Commercial Corp. 2006 Stock Plan.	☐	☐	☐
4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. BECAUSE THESE PROPOSALS REQUIRE THE AFFIRMATIVE VOTE OF A MAJORITY OF ALL OUTSTANDING SHARES ENTITLED TO VOTE FOR APPROVAL, AN ABSTENTION ON ANY PROPOSAL WILL HAVE THE SAME LEGAL EFFECT AS A VOTE AGAINST SUCH PROPOSAL.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Shareholder _______________  Date: _________  Signature of Shareholder _______________  Date: _________
Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

COLONIAL COMMERCIAL CORP.

COMMON STOCK
AND CONVERTIBLE PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints William Salek and William Pagano, and each of them jointly and severally, proxies, with full power of substitution and revocation, to vote on behalf of the undersigned all shares of Common Stock and Convertible Preferred Stock of Colonial Commercial Corp. which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on September 29, 2006 or any adjournments thereof.

(Continued and to be signed on the reverse side.)

EXHIBIT A

RESTATED CERTIFICATE OF INCORPORATION

OF

COLONIAL COMMERCIAL CORP.

(Under Section 807 of the Business Corporation Law)

1

RESTATED CERTIFICATE OF INCORPORATION
OF
COLONIAL COMMERCIAL CORP.
(Under Section 807 of the Business Corporation Law)

ARTICLE I

The name of the Corporation is Colonial Commercial Corp.

ARTICLE II

The certificate of incorporation was filed by the Department of State on October 28, 1964.

ARTICLE III

The certificate of incorporation is hereby restated in its entirety as follows:

1.	Article SECOND is restated to describe the purposes of the Corporation.

2.	Article THIRD is restated to state: “The county, within this state, in which the office of the Corporation is to be located is Nassau County.”

3.	Article FOURTH is restated:

(a)
to change the number and par value of shares authorized to be issued by the Corporation to 32,500,000 shares of capital stock, consisting of 20,000,000 shares of common stock of $.05 par value, 2,500,000 shares of the Corporation’s convertible preferred stock of $.05 par value (“Convertible Preferred Stock”) and 10,000,000 shares of Preferred Stock par value $.05 per share (“Preferred Stock”).

(b)
to add a new subsection (c) providing for the authorization of 10,000,000 shares of Preferred Stock in one or more series, the terms of any such series to be determined by the Board of Directors from time to time.

4.
There are currently less than 600,000 shares of Convertible Preferred Stock outstanding. The Company's Restated Certificate of Incorporation, as amended, provides that the Board of Directors is to consist of one class of Directors if there are less than 600,000 shares Convertible Preferred Stock outstanding. Accordingly, Article FOURTH, SIXTH, SEVENTH and EIGHTH are each restated as more fully described below in order to reflect the current status of the existence of a single Board of Directors of the Corporation elected by the holders of the Convertible Preferred Stock and Common Stock Directors voting together as one class on a share for share basis.

5.	The following sections set forth in subsection (b) of Article FOURTH of the Certificate of Incorporation are restated:

(a)	Section 1 is restated to reflect that there are 2,500,000 shares of Convertible Preferred Stock designated as the “Convertible Preferred Stock.”

(b)	the last sentence of Section 2(a), relating to mandatory redemption, is no longer applicable and is accordingly deleted.

(c)
Section 3(a) is restated to reflect that the current liquidation preference payment of the Convertible Preferred Stock is $5.00 per share in accordance with the Certificate of Amendment to the Certificate of Incorporation filed with the Secretary of State on February 3, 1998.

2

(d)	Section 4(a), relating to mandatory redemption, is no longer applicable and, in accordance with the affirmative vote of the Board of Directors, is deleted in its entirety.

(e)
“Section 4(b)(i),” renumbered as “Section 4(a)(i),” is restated to reflect that the current optional redemption price of the Convertible Preferred Stock is $7.50 per share in accordance with the Certificate of Amendment to the Certificate of Incorporation filed with the Secretary of State on February 3, 1998.

(f)
Section 7 titled “Voting Rights” is restated by deleting the reference to “Preferred Stock Directors” in subsections (a) and (b) in order to reflect the current status of the existence of a single Board of Directors of the Corporation elected by the holders of the Convertible Preferred Stock and Common Stock Directors voting together as one class on a share for share basis.

i)	Subsection (a) is deleted in its entirety.

ii)
“Subsection (b),” renumbered as “Subsection (a),” is restated to state: “Each holder of record of shares of Convertible Preferred Stock shall be entitled to one vote per share on each matter on which the holders of record of Common Stock of the Corporation shall be entitled to vote, voting together with the holders of record of the Common Stock on a share for share basis, and not as a separate class.”

iii)	Subsection (d), which restricted the Corporation from issuing non voting shares of capital stock, is deleted in its entirety.

6.
Article FIFTH relating to the post office address to which the Secretary of State shall mail a copy of any process against the Corporation served upon him is restated to provide for the following address: 275 Wagaraw Road, Hawthorne, New Jersey 07506

7.
Article SIXTH relating to the removal of Directors is restated to reflect the current status of the existence of a single Board of Directors of the Corporation elected by the holders of the Convertible Preferred Stock and Common Stock Directors voting together as one class on a share for share basis.

8.
The following subsections set forth in Article SEVENTH of the Certificate of Incorporation is restated in order to reflect the current status of the existence of a single Board of Directors of the Corporation elected by the holders of the Convertible Preferred Stock and Common Stock Directors voting together as one class on a share for share basis:

(a)	Subsections (a), (b)(i), (b)(ii) and (e).

i)	Subsection (a) is deleted in its entirety;

ii)
“Subsection (b)(i),” renumbered as “Subsection (a)(i),” is restated to state: “Directors shall be elected for a term of one year. Each Director shall hold office for the term of office for which he is elected and until his successor is elected and qualified.”

iii)	“Subsection (b)(ii),” renumbered as “Subsection (a)(ii),” is restated to reflect the current status of the existence of a single Board of Directors of the Corporation.

iv)
“Subsection (e),” renumbered as “Subsection (b),” is restated to state: “If the office of any Director or Directors becomes vacant for any reason, the Directors in office, although less than a quorum, may by majority vote choose a successor or successors, who shall hold office for the unexpired term in respect of which vacancy or vacancies occurred or until the next election of Directors; or any such vacancy may be filled by the shareholders at any meeting thereof. Newly created directorships resulting from an increase in the number of Directors shall be filled in the same manner as vacancies as aforesaid.”

3

(b)
Subsections (b)(iii), (c) and (d) are each deleted in its entirety. Such subsections are applicable only so long as there are issued and outstanding in excess of 600,000 shares of Convertible Preferred Stock. There were 467,726 shares of Convertible Preferred Stock issued and outstanding as of August 18, 2006.

9.
Article EIGHTH is restated so that it reflects the current status of the existence of a single Board of Directors of the Corporation elected by the holders of the Convertible Preferred Stock and Common Stock Directors voting together as one class on a share for share basis.

10.
Article NINTH is restated to reflect the current status providing for the indemnification of the Directors and officers of the Corporation to the fullest extent permitted by law in accordance with the Certificate of Amendment to the Certificate of Incorporation filed with the Secretary of State on July 12, 1988.

ARTICLE IV

The restatement of the Certificate of Incorporation of the Corporation herein provided for was authorized by the Board of Directors and by the vote of holders of outstanding shares of the Corporation entitled to vote on the said restatement o the Certificate of Incorporation, having not less than the minimum request proportion of votes.

4

ARTICLE V

The Certificate of Incorporation is restated in its entirety to read as follows:

RESTATED
CERTIFICATE OF INCORPORATION
OF
COLONIAL COMMERCIAL CORP.

FIRST:   The name of the corporation is COLONIAL COMMERCIAL CORP., hereinafter referred to as the “Corporation.”

SECOND:       The purposes for which the Corporation is formed are: to engage in any lawful act or activity for which a corporation may be organized under the Business Corporation Law, provided that it is not formed to engage in any act or activity requiring the consent or approval of any state official, department, board, agency or other body without such consent or approval first being obtained.

THIRD:   The county, within this state, in which the office of the Corporation is to be located is Nassau County.

FOURTH:

(a)	The aggregate number of shares which the Corporation shall have the authority to issue is 32,500,000 divided into the following classes:

Number Of Shares	Class	Par Value Per Share

20,000,000	Common Stock	$.05

2,500,000	Convertible Preferred Stock	$.05

10,000,000	Preferred Stock	$.05

(b)	Convertible Preferred Stock shall have the designation, and shall be entitled to the rights, interests, preferences, limitations, and restrictions hereinafter set forth:

(1)	Designation. The 2,500,000 shares of Convertible Preferred Stock shall be designated the “Convertible Preferred Stock.”

(2)	Dividends.

(a)
Concurrently with, and as a condition precedent to, the declaration of any dividend on each share of Common Stock (a “Common Dividend”) the Board of Directors shall declare a dividend on each share of Convertible Preferred Stock outstanding as of the record date for the Common Dividend in an amount equal to the greater of (x) .0000072% of the aggregate amount determined by the Board of Directors to be distributed on such record date to the holders of all classes of the Corporation’s capital stock or (y) 112.5% of the amount of the Common Dividend, with the balance to be distributed to the holders of the Common Stock.

5

(b)	Except as aforesaid, the Convertible Preferred Stock shall not be entitled to any preference whatsoever in respect to dividends.

(3)	Liquidation Preference.

(a)
In the event of any, voluntary or involuntary, complete or partial, liquidation, dissolution or winding up of the Corporation (hereinafter called “liquidation”), before any amount shall be paid to or set aside for, or any assets shall be distributed among, the holders of shares of any Junior Stock (as hereinafter defined), each holder of a share of Convertible Preferred Stock shall be entitled to receive out of the assets of the Corporation or the proceeds thereof, a preferential payment in an amount equal to $5.00 per share, plus any dividends thereon declared but not paid.

(b)
In the event amounts available for distribution as liquidation preference payments to holders of Convertible Preferred Stock are insufficient to pay the full amount of its preference, such amounts shall be paid to such holders ratably in proportion to the respective amounts which would be payable to such holders if paid in full.

(c)
Neither the consolidation or merger of the Corporation with or into any other corporation or corporations, nor the reduction of the capital stock of the Corporation, nor the sale or transfer by the Corporation of all or any part of its assets, shall be deemed to be a liquidation of the Corporation for the purposes of this Section 3.

(d)	The term “Junior Stock” means the Common Stock and any other series of capital stock which shall be designated in this Certificate of Incorporation or any amendment thereto as “Junior Stock.”

(4)	Redemption.

(a)	Optional Redemption.

(i)
The shares of Convertible Preferred Stock may be redeemed, in whole or in part, at the option of the Corporation by resolution of its Board of Directors, at any time and from time to time at the price of $7.50 per share of Convertible Preferred Stock, plus any dividends thereon declared but not paid.

(ii)
In the event that less than the entire number of the shares of Convertible Preferred Stock outstanding is at any one time redeemed by the Corporation, the shares of Convertible Preferred Stock to be redeemed shall be selected by lot or other equitable manner as may be prescribed by resolution of the Board of Directors of the Corporation.

(iii)
Notice of redemption of Convertible Preferred Stock pursuant to paragraph 4(a) shall be given by first-class mail, postage prepaid, mailed not less than 75 nor more than 100 days prior to the date fixed for redemption, to each holder of Convertible Preferred Stock to be redeemed, at this last address appearing in the Convertible Preferred Stock register.

(iv)	Notice of the redemption shall state:

6

i.	the redemption date;

ii.	the redemption price;

iii.	if less than all outstanding shares of Convertible Preferred Stock of the holder are to be redeemed, the identification of the shares of Convertible Preferred Stock to be redeemed;

iv.	the Conversion Rate on the date of the notice;

v.
that on the redemption date the redemption price will become due and payable upon each share of the Convertible Preferred Stock to be redeemed and the right to convert each such share shall cease as of the close of business on the fourteenth day prior to the redemption date, unless default shall be made in the payment of the redemption price; and

vi.
the place or places where such shares of Convertible Preferred Stock to be redeemed are to be surrendered for payment of the redemption price, which places shall be the office or agency of the Corporation in each place of payment.

(b)	General Provisions With Respect to Redemption

(i)
If on the redemption date, funds necessary for such redemption have been deposited in trust with a bank or trust company, or have been set aside in trust, by the Corporation, for the purpose of redeeming shares of Convertible Preferred Stock, the holders of shares of Convertible Preferred Stock to be redeemed shall, as of the close of business on such date, cease to be shareholders with respect to such shares. Such shares of Convertible Preferred Stock shall no longer be transferable on the books of the Corporation or, as of the close of business on the fourteenth day prior to such date, convertible into shares of Common Stock, and the holders thereof shall be entitled only to receive the redemption price without interest thereon (together with a certificate for any unredeemed shares of Convertible Preferred Stock) upon surrender of the certificates for such shares.

(ii)
In case any holder of shares of Convertible Preferred Stock which shall have been redeemed shall not within three years of the date of redemption thereof claim the amount deposited in trust for the redemption of such shares, such bank or trust company, upon request of the Corporation, shall pay over to the Corporation such unclaimed amount and shall thereupon be relieved of all responsibility in respect thereof. The Corporation shall not be required to hold the amount so paid over to it, or any amount theretofore set aside by it, in trust after such three-year period, separate and apart from its other funds, and thereafter the holders of such shares of Convertible Preferred Stock shall look only to the Corporation for payment of the redemption price thereof, without interest. All liability of the Corporation to any holder of shares of Convertible Preferred Stock for payment of the redemption price for shares of Convertible Preferred Stock called for redemption shall cease and terminate as of the close of business on the fourth anniversary of the redemption date for such shares.

7

(5)
Conversion Rights. Each share of Convertible Preferred Stock shall be convertible, subject to adjustment as provided in paragraph 5(c), into one fully paid and non-assessable share of Common Stock at any time and from time to time after the date of issue of such share of Convertible Preferred Stock, at the option of the holder thereof. Shares of Common Stock shall be delivered upon conversion without the payment of any additional amounts by the holders of the Convertible Preferred Stock except as required by paragraph 5(e). All conversions of shares of Convertible Preferred Stock into shares of Common Stock shall be subject to the following terms and conditions:

(a)	The Corporation shall make no payment or adjustment on account of any dividends declared but unpaid on the Common Stock issuable upon conversion.

(b)
In case of any redemption of any shares of Convertible Preferred stock pursuant to paragraph 4 hereof, the right of conversion of the shares to be redeemed shall cease and terminate at the close of business on the fourteenth day prior to the redemption date, unless default shall be made in the payment of the redemption price.

(c)
The number of shares of Common Stock into which shares of Convertible Preferred Stock are convertible (the “Conversion Rate”) shall be subject to adjustment from time to time as follows, except that no adjustment need be made unless, by reason of the happening of any or more of the events specified in this paragraph 5(c), the Conversion Rate then in effect shall be changed by 5% or more, but any adjustment of less than 5% that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, together with any adjustment or adjustments so carried forward, amounts to 5% or more.

(i)
In case the Corporation shall at any time or times subdivide or combine the outstanding shares of Common Stock into a greater or lesser number of shares, then, in each such case, the number of shares of Common Stock into which each share of Convertible Preferred stock may be converted (such Conversion Rate being initially one share of Common Stock for each share of Convertible Preferred stock) in effect immediately prior thereto shall be adjusted to a Conversion Rate (including any applicable fraction of a share) determined by multiplying the Conversion Rate in effect immediately prior to the happening of any of the events described above by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately after such event and the denominator of which shall be the total number of Common Stock outstanding immediately prior to such event. An adjustment made pursuant to this paragraph 5 (c) (i) shall become effective immediately after the effective date of any event specified in this paragraph 5 (c) (i).

8

(ii)
If any capital reorganization, reclassification or other change of outstanding shares of the capital stock of the Corporation, or if any consolidation or merger of the Corporation with another corporation (other than a consolidation or merger in which the Corporation is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of the Common Stock), or the sale or conveyance to another corporation of the property of the Corporation as, or substantially as, an entirety, shall be effected in such a way that holders of shares of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for shares of Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Corporation or such successor or purchasing corporation, as the case may be, shall make provision that the holder of each share of Convertible Preferred Stock shall have the right thereafter to convert such share into the kind and amount of stock, securities or assets receivable upon such reorganization, reclassification, consolidation, merger or sale by a holder of the number of shares of Common Stock into which such share might have been converted immediately prior to such reorganization, reclassification, change, consolidation, merger, conveyance, or sale, subject to adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this paragraph 5(c).

(iii)
The Corporation shall not be required to issue fractional shares of Common Stock upon conversion of shares of Convertible Preferred Stock. If more than one share of Convertible Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares so surrendered. If any fractional interest in a share of Common Stock would be deliverable upon the conversion of any shares of Convertible Preferred Stock, the Corporation, in lieu of delivering the fractional share therefore, shall at the option of its Board of Directors either make an adjustment thereof in cash at the market value thereof or issue scrip certificates (exchangeable together with other scrip certificates aggregating one or more full shares of Common Stock for Common Stock certificates representing such full share or shares) for any fraction of a share, in a form to be approved by the Board of Directors. If the Board of Directors shall choose to make a cash adjustment in lieu of delivering fractional shares, then, for such purpose, the market value of a share of Common Stock shall be the closing price on such day for shares of Common Stock on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if it is not listed or admitted to trading on any national securities exchange, the average on such day of the closing bid and asked prices in the over-the-counter market or, if no such prices are reported, the market value shall be as fixed by the Board of Directors in good faith. If the Board of Directors shall choose to issue scrip certificates in lieu of delivering fractional shares, the scrip certificates may contain any term or condition permitted by law, except that, until the exchange thereof for certificates for full shares of Common Stock, the holders of such scrip certificates shall not be entitled to receive dividends thereon, to vote with respect thereto or to have any other rights by virtue thereof as shareholders of the Corporation except such rights, if any, as the Board of Directors may, in its absolute discretion, confer upon the holders of such scrip certificates in the event of the liquidation, dissolution or winding up of the Corporation.

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(iv)
Whenever any event occurs which causes an adjustment of the securities or other assets into which the Convertible Preferred Stock may be converted, as herein provided, the Corporation shall promptly file with the transfer agent or agents for the Convertible Preferred Stock (and with any conversion agent other than the transfer agent or agents) a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary setting forth the Conversion Rate applicable after such adjustment and setting forth a brief statement of the facts accounting for such adjustment. Such certificate shall be conclusive evidence of the correctness of such adjustment and neither the transfer agent or agents nor any conversion agent shall be under any duty or responsibility with respect to any such certificate except to exhibit the same for time to time to any holder of any share of Convertible Preferred Stock desiring an inspection thereof. Promptly after filing such certificate, the corporation shall cause a brief summary of such certificate to be mailed to each holder of record of shares of Convertible Preferred Stock at such holder’s last address appearing on the books of the Corporation. Failure of any holder of Convertible Preferred Stock to receive such notice or any defect therein, shall not affect the validity of such adjustment. Neither the transfer agent or agents nor any conversion agent shall at any time be under any duty or responsibility to any such holder to determine whether any facts exist which may require any adjustment of the Conversion Rate, or with respect to the nature and extent of any such adjustment when made, or with respect to the method employed in making the same.

(d)
The Corporation shall at all times reserve and keep available, out of its authorized by unissued shares of Common Stock or out of shares of Common Stock held in its treasury, the full number of shares of Common Stock into which all shares of Convertible Preferred Stock from time to time outstanding are convertible.

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(e)
The issuance of stock certificates on conversions of shares of Convertible Preferred Stock into shares of Common Stock shall be without charge to the converting stockholders for any issue tax. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in any name other than that of the registered holder of the shares of Convertible Preferred Stock converted, and the Corporation shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid or that no such tax is payable.

(f)
Any holder of Convertible Preferred Stock who shall choose to convert shares of Convertible Preferred Stock held by him pursuant to this Section 5 shall, as a condition of conversion, present the certificates for such Convertible Preferred Stock (which certificate or certificates, if the Corporation shall so require, shall be duly endorsed or accompanied by appropriate instruments of transfer satisfactory to the Corporation) at the office of the transfer agent or agents for Convertible Preferred Stock, or at such other office as may be designated by the Corporation, and shall give written notice to the Corporation at said office that such holder elects to convert the same or part thereof and shall state in writing therein the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation will as soon as practicable thereafter, issue and deliver at said office to such holder, or to the designee of such holder, certificates for the number of full shares of Common Stock to which such holder or its designee shall be entitled as aforesaid, together with cash or scrip in lieu of any fraction of a share as hereinabove provided and certificates for the shares of Convertible Preferred Stock, if any, not converted. Shares of Convertible Preferred Stock shall be deemed to have been converted as of the close of business on the date of the presentation of such shares for conversion as provided above, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such time and date.

(6)
Shares to be Retired. All shares of Convertible Preferred Stock redeemed or purchased by the Corporation or converted into Common Stock of the Corporation shall be retired and cancelled, and may not thereafter be issued in any form.

(7)	Voting Rights

(a)
Each holder of record of shares of Convertible Preferred Stock shall be entitled to one vote per share on each matter on which the holders of record of Common Stock of the Corporation shall be entitled to vote, voting together with the holders of record of the Common Stock on a share for share basis, and not as a separate class.

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(b)
No holder of shares of the Corporation of any class, now or hereafter authorized, shall be entitled as such, as a matter of right, to any preferential or preemptive right or otherwise to subscribe for, purchase or receive any shares of the Corporation of any class, now or hereafter authorized, or any options or warrants for such shares, or any securities convertible into or exchangeable for such shares, which may at any time be issued, sold or offered for sale by the Corporation.

(c)	The Preferred Stock shall have the designation, and shall be entitled to the rights, interests, preferences, limitations, and restrictions hereinafter set forth.

(1)
Shares of Preferred Stock may be issued from time to time in one or more series as may from time to time be determined by the Board of Directors, each of said series to be distinctly designated. All shares of any one series of Preferred Stock shall be alike in every particular, except that there may be different dates from which dividends, if any, thereon shall be cumulative, if made cumulative. The voting powers and the preferences and relative, participating, optional and other special rights of each such series, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding; and the Board of Directors of the Corporation is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any shares of a particular series of Preferred Stock, the voting powers and the designation, preferences and relative, optional and other special rights, and the qualifications, limitations and restrictions of such series, including, but without limiting the generality of the foregoing, the following:

(a)
The distinctive designation of, and the number of shares of Preferred Stock which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors) or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors;

(b)
The rate and times at which, and the terms and conditions on which, dividends, if any, on Preferred Stock of such series shall be paid, the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes, or series of the same or other classes of stock and whether such dividends shall be cumulative or non-cumulative;

(c)
The right, if any, of the holders of Preferred Stock of such series to convert the same into or exchange the same for, shares of any other class or classes or of any series of the same or any other class or classes of stock of the Corporation and the terms and conditions of such conversion or exchange;

(d)
Whether or not Preferred Stock of such series shall be subject to redemption, and the redemption price or prices and the time or times at which, and the terms and conditions on which, Preferred Stock of such series may be redeemed;

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(e)
The rights, if any, of the holders of Preferred Stock of such series upon the voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding-up, of the Corporation;

(f)	The terms of the sinking fund or redemption or purchase account, if any, to be provided for the Preferred Stock of such series; and

(g)
The voting powers, if any, of the holders of such series of Preferred Stock which may, without limiting the generality of the foregoing, include the right, voting as a series or by itself or together with other series of Preferred Stock or all series of Preferred Stock as a class, to elect one or more Directors of the Corporation if there shall have been a default in the payment of dividends on any one or more series of Preferred Stock or under such other circumstances and on such conditions as the Board of Directors may determine.

(2)
The relative powers, preferences and rights of each series of Preferred Stock in relation to the powers, preferences and rights of each other series of Preferred Stock shall, in each case, be as fixed from time to time by resolution of the Board of Directors, and the consent, by class or series vote or otherwise, of the holders of such of the series of Preferred Stock as are from time to time outstanding shall not be required for the issuance by the Board of Directors of any other series of Preferred Stock whether or not the powers, preferences and rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with, the powers, preferences and rights of such outstanding series, or any of them; provided, however, that the Board of Directors may provide in such resolution that the consent of the holders of a majority (or such greater proportion as shall be therein fixed) of the outstanding shares of such series voting therein shall be required for the issuance of any or all other series of Preferred Stock.

FIFTH:  The Secretary of State is designated as the agent of the Corporation upon who process against the Corporation may be served. The post office address to which the Secretary of State shall mail a copy of any process against the Corporation served upon him is:

275 Wagaraw Road, Hawthorne, New Jersey 07506

SIXTH:  Any Director or the entire Board of Directors of the Corporation may be removed at any time, but only for cause and only by the affirmative vote of (i) a majority of the Board of Directors, or (ii) the holders of two thirds or more of the outstanding shares of capital stock of the Corporation entitled to vote in the election of Directors voting at a meeting of such shareholders. The affirmative vote of the holders of two-thirds or more of the outstanding shares of each class of the capital stock of the Corporation shall be required to amend, alter, change or repeal this Article SIXTH of the Certificate of Incorporation.

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SEVENTH:

(a)

(i)	Directors shall be elected for a term of one year. Each Director shall hold office for the term of office for which he is elected and until his successor is elected and qualified.

(ii)
Without affecting the fiduciary duties of any Director of the Corporation under law, in determining whether to vote for or against any proposal brought before the Board of Directors, each Director shall be entitled to take into account the benefit or adverse effect of such proposal to the Corporation and its shareholders as a whole (both on a short-term and on a long-term basis).

(b)
If the office of any Director or Directors becomes vacant for any reason, the Directors in office, although less than a quorum, may by majority vote choose a successor or successors, who shall hold office for the unexpired term in respect of which vacancy or vacancies occurred or until the next election of Directors; or any such vacancy may be filled by the shareholders at any meeting thereof. Newly created directorships resulting from an increase in the number of Directors shall be filled in the same manner as vacancies as aforesaid.

EIGHTH: Any by-law of the Corporation may be amended or repealed and new or additional by-laws may be adopted only by the affirmative vote of a majority of the Board of Directors or by the affirmative vote of the shareholders entitled to vote in the election of Directors voting at a meeting of such shareholders, voting together as one class on a share for share basis.

NINTH:

(a)	The Directors and officers of the Corporation shall be entitled to be indemnified by the Corporation to the fullest extent permitted by law.

(b)
No Director shall be personally liable to the Corporation or any stockholder for damages for breach of fiduciary duty as a Director, except for any matter in respect of which such Director shall be liable under Section 719 of the New York Business Corporation Law or any amendment thereto or successor provision thereto or shall be liable by reason that, in addition to any and all other requirements for such liability, he (i) shall have breached his duty of loyalty to the Corporation or its stockholders (ii) shall not have acted in good faith or, in failing to act, shall not have acted in good faith, (iii) shall have acted in a manner involving intentional misconduct or a knowing violation of law or, in failing to act, shall have acted in a manner involving intentional misconduct or a knowing violation of law or (iv) shall have personally gained a financial profit or other advantage to which he was not legally entitled. Neither the amendment nor repeal of this Article, nor the adoption of any provision of the Certificate of Incorporation inconsistent with the Article shall eliminate or reduce the effect of this Article in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article would accrue or arise, prior to such amendment, repeal or adoption of any inconsistent provision.

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IN WITNESS WHEREOF, COLONIAL COMMERCIAL CORP. has caused this Restated Certificate of Incorporation to be signed by William Pagano, on this _____ day of __________, 2006.

COLONIAL COMMERCIAL CORP.

By:
William Pagano
Chief Executive Officer

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EXHIBIT B.1

RESTATED CERTIFICATE OF INCORPORATION

OF

COLONIAL COMMERCIAL CORP.

(under Sections 807 and 808 of the Business Corporation Law)

Moses & Singer

Time & Life Building

1271 Avenue of the Americas

New York, New York 10020

RESTATED CERTIFICATE OF INCORPORATION
OF
COLONIAL COMMERCIAL CORP.
(under Sections 807 and 808 of the Business Corporation Law)

ARTICLE I

The name of the Corporation is Colonial Commercial Corp.

ARTICLE II

The certificate of incorporation was filed by the Department of State on October 28, 1964.

ARTICLE III

The certificate of incorporation is hereby amended as follows:

1)  Article SECOND is amended to more accurately describe the purposes of the Corporation.

2)  Article FOURTH is amended:

(a)  to change the number and par value of shares authorized to be issued by the Corporation to 31,800,000 shares of capital stock, consisting of 19,300,000 shares of common stock of $.01 par value and 12,5000,000 shares of convertible preferred stock of $.01 par value.

(b)  to delete the authorization for and the description of the rights, preferences and limitations of the Corporation’s outstanding series of preferred stock and to add a description of the rights, preferences and limitations of the Corporation’s new series of convertible preferred stock.

(c)  to provide that no shares of capital stock of the Corporation shall be issued without voting rights.

3)  Article SIXTH is amended to set forth the procedures which shall govern removal of directors.

4)  Article SEVENTH (dealing with amendment of certain by-laws of the Corporation) is deleted and a new Article SEVENTH is added to provide for the number of directors and the division of the Board of Directors of the Corporation into Preferred Stock Directors, elected by the holders of the convertible preferred stock and Common Stock Directors, elected by the holders of the common stock.

5)  A new article EIGHTH is added to provide that the Board of Directors may amend and repeal by-laws of the Corporation.

6)  A new article NINTH is added to provide for the indemnification of the directors and officers of the Corporation to the fullest extent permitted by law.

ARTICLE IV

The Certificate of Incorporation is restated to read as follows:

RESTATED CERTIFICATE OF INCORPORATION
OF
COLONIAL COMMERCIAL CORP.

FIRST:   The name of the corporation is

COLONIAL COMMERCIAL CORP.

Hereinafter referred to as the “Corporation.”

SECOND:       The purposes for which it is formed are:

To subscribe for, purchase, acquire, take, own, hold, buy, sell, assign, dispose of, transfer, pledge, hypothecate, exchange, mortgage and generally deal and trade in and with, either as principal, factor, agent or broker and upon commission or otherwise, securities, shares of stock, bonds, mortgages, debentures, notes, commercial paper and evidences of indebtedness, real estate obligations and investments of all kinds (except bills of exchange), whether secured or unsecured, including bills and accounts receivable, and to borrow and lend money on a secured or unsecured basis or otherwise, both on its own security and the security of others.

To issue bonds, debentures or obligations of the Corporation from time to time, for any of the objects or purposes of this corporation, and to secure the same by mortgage, pledge, deed of trust, or otherwise.

To develop, manufacture, produce, assemble, fabricate, import, lease, purchase or otherwise acquire, invest in, own, hold, use, license the use of, install, operate, handle, maintain, service, repair, sell, pledge, mortgage, exchange, export, distribute, lease, assign, dispose of, and deal in and with, as principal or agent, at wholesale, retail, on commission or otherwise, any and all goods, properties and assets.

In general, to carry on in any part of the world, in any capacity, any business for the conduct of which a corporation may be organized under the Business Corporation Laws of the State of New York and to exercise and enjoy all powers, rights and privileges which may be exercised and enjoyed by any corporation so organized. The enumeration of certain powers is not intended as exclusive of, or as a waiver of, any of the powers, rights or privileges conferred by the Business Corporation Law of the State of New York as now in force or hereafter amended, and the Corporation shall be authorized to exercise and enjoy all powers conferred upon corporations by the laws of the State of New York as in force from time to time.

THIRD:           The Office of the Corporation is to be located in the Incorporated Village of Valley Stream, Town of Hempstead, County of Nassau, State of New York.

FOURTH:      (a) The aggregate number of shares which the Corporation shall have the authority to issue is thirty-one million eight hundred thousand (31,800,000), divided into the following classes

Number Of Shares	Class	ParValue Per Share
19,300,000	Common Stock	$.01
12,500,000	Convertible Preferred Stock	$.01

(b) Convertible Preferred Stock shall have the designation, and shall be entitled to the rights, interests, preferences, limitations, and restrictions hereinafter set forth:

1.  Designation. The 12,500,000 shares of Convertible Preferred Stock shall be designated the “Convertible Preferred Stock.”

2.  Dividends.

(a)    (i) Concurrently with, and as a condition precedent to, the declaration of any dividend on each share of Common Stock (a “Common Dividend”) the Board of Directors shall declare a dividend on each share of Convertible Preferred Stock outstanding as of the record date for the Common Dividend in an amount equal to the greater of (x) .0000072% of the aggregate amount determined by the Board of Directors to be distributed on such record date to the holders of all classes of the Corporation’s capital stock or (y) 112.5% of the amount of the Common Dividend, with the balance to be distributed to the holders of the Common Stock. Notwithstanding the foregoing, no dividend shall be declared on any class of the Corporation’s capital stock if any amount required to be applied towards redemption pursuant to paragraph 4 hereof has not been so applied provided that dividends may be declared if funds have been segregated for such redemption whether pursuant to paragraph 4(a)(v) or otherwise.

(b)  Except as aforesaid, the Convertible Preferred Stock shall not be entitled to any preference whatsoever in respect to dividends.

3.  Liquidation Preference.

(a)  In the event of any, voluntary or involuntary, complete or partial, liquidation, dissolution or winding up of the Corporation (hereinafter called “liquidation”), before any amount shall be paid to or set aside for, or any assets shall be distributed among, the holders of shares of any Junior Stock (as hereinafter defined), each holder of a share of Convertible Preferred Stock shall be entitled to receive out of the assets of the Corporation or the proceeds thereof, a preferential payment in an amount equal to $1.00 per share, plus any dividends thereon declared but not paid.

(b)  In the event amounts available for distribution as liquidation preference payments to holders of Convertible Preferred Stock are insufficient to pay the full amount of its preference, such amounts shall be paid to such holders ratably in proportion to the respective amounts which would be payable to such holders if paid in full.

(c)  Neither the consolidation or merger of the Corporation with or into any other corporation or corporations, nor the reduction of the capital stock of the Corporation, nor the sale or transfer by the Corporation of all or any part of its assets, shall be deemed to be a liquidation of the Corporation for the purposes of this Section 3.

(d)  The term “Junior Stock” means the Common Stock and any other series of capital stock which shall be designated in this Certificate of Incorporation or any amendment thereto as “Junior Stock.”

4.    Redemption.

(a)  Mandatory Redemption.

(i)  Unless otherwise determined by the affirmative vote of the Board of Directors including a majority of the Common Stock Directors (as hereinafter defined) and a majority of the Preferred Stock Directors (as hereinafter defined), on or before the 120th day after the end of each fiscal year commencing with the fiscal year ending December 31, 1983 (each, a “Base Year”), the Corporation shall apply towards the redemption of Convertible Preferred Stock, at a price per share equal to the Applicable Redemption Price thereof (as defined below), plus dividends thereon declared but not paid, on a pro rata basis among the holders of such shares who wish to have their shares redeemed, an amount equal to the following:

(A)  One-half of any net cash proceeds actually received by the Corporation or its Wel-Com Financial Services, Inc. subsidiary during the Base Year from the sale or other disposition by the Corporation or its Wel-Com Financial Services, Inc. subsidiary of its stock or other equity interest in, or substantially all the assets of, any Named Subsidiary (as hereinafter defined) (the “Sold Subsidiary”), after deducting:

(1)    all expenses relating to such sale or other disposition (including taxes, attorneys’ and accountant’s fees);

(2)    (x) repayments of the Working Capital Loan; as hereinafter defined, which the Corporation makes concurrently with or promptly following such sale or other disposition, and (y) debt repayments in respect of indebtedness of the Sold Subsidiary which the Corporation or any subsidiary is required to make at the time of such sale or other disposition; and

(3)   in the event the Sold Subsidiary shall not be Monroc, Inc., the aggregate amount of the Equity Deduction, (as hereinafter defined). The Equity Deduction in respect of a Sold Subsidiary means the amount by which (x) any increase from January 1, 1983 through the end of the Base Year in the Corporation’s equity investment account in the Sold Subsidiary (determined in a manner consistent with that used in the determinations referred to in paragraph 4(a) (iii), exceeds (y) $250,000; and

(B)   One-half of all cash actually received by the Corporation or Wel-Com Financial Services, Inc from Monroc, Inc. during the Base Year by way of dividends, distributions or redemptions; and

(C)   One-half of the Corporation’s Adjusted Consolidated Net After-Tax Earnings (as hereinafter defined) in excess of $250,000 in the Base Year.

(ii)  Notwithstanding the foregoing:

(A)  no redemption shall be required under paragraph 4(a)(i) if Consolidated Net Worth (as hereinafter defined) as of the end of the applicable Base Year was less than $7 million; and

(B)  the redemption payments required under paragraph 4(a) (i) shall not exceed that amount which, were such redemption effected on the last day of the applicable Base Year, would have reduced to less than $7 million of the Consolidated Net of the Corporation as of the end of such Base Year.

Any redemption amounts not paid as a result of subparagraphs (ii) (A) or (ii) (B) shall be paid 120 days after the end of succeeding fiscal year(s) to the extent that such payments, were they made at the end of such fiscal year(s), would not have then reduced Consolidated Net Worth below $7 million.

(iii)   For the purposes of paragraph 4(a), the following terms shall be defined as follows and shall be determined as of the applicable dates by the Corporation’s independent accountants from time to time (whose opinion shall be conclusive) in accordance with generally accepted accounting principals in effect on December 31, 1982, applied in a manner consistent with that used by the Corporation in calculating the following respective line items in the Corporation’s financial statements for 1981 and in prior years:

(A)  “Adjusted Consolidated Net After-Tax Earnings” shall be calculated in accordance with the line item “Net Earnings” except that there shall be excluded earnings of Monroc, Inc. and earnings attributable or arising out of any event described in paragraph 4 (a) (i) (A) or 4 (a) (i) (B); and

(B)  “Consolidated Net Worth” shall be calculated in accordance with the line item “Stockholders’ Equity.”

(iv)  The Term “Applicable Redemption Price” shall mean, as of any Applicable Date, the amount set forth below opposite such Applicable Date. The term “Applicable Date” means:

(x)  with respect to any cash receipt referred to in paragraphs 4 (a) (i) (A) and 4 (a) (i) (B), the date on which such cash is received, and

(y) with respect to any computation under paragraph 4 (a) (i) (C), the last day of the Base Year as to which such computation is made.

Applicable Date	Redemption Price

Through 12/31/87	$1.00

1/1/88 - 12/31/88	$1.10

1/1/89 - 12/31/89	$1.20

1/1/90 - 12/31/90	$1.30

1/1/91 - 12/31/91	$1.40

After 1/1/92	$1.50

(v)  Notwithstanding the foregoing, the Corporation shall be required to make a redemption pursuant to paragraph 4 (a) only if the aggregate amount required to be so applied in respect of such redemption exceeds $500,000, and, until such aggregate amount exceeds $500,000, any amount available and required to be so applied shall be held by the Corporation in one or more separate accounts for the benefit of the holders of the Convertible Preferred Stock segregated from its other assets and shall not be used for any other purpose, and the Corporation shall have no beneficial interest in such funds and shall not be entitled to any servicing fees with respect to this segregation and holding of such funds.

(vi)  Notice of redemption of Convertible Preferred Stock pursuant to paragraph 4 (a) shall be given by first-class mail, postage prepaid, mailed not less than 75 nor more than 100 days prior to the date fixed for redemption, to each holder of Convertible Preferred Stock at his last address appearing in the Convertible Preferred Stock register.

Notice of redemption shall State:

(1)	the redemption date;

(2)	the redemption price;

(3)
the total amount of money to be applied on the redemption date towards the redemption of Convertible Preferred Stock and that such amount shall be applied pro rata among the shares of all holders of Convertible Preferred Stock who wish to have such shares redeemed;

(4)	the Conversion Rate on the date of the notice;

(5)
that such holder has an option as to whether he wishes his Convertible Preferred Stock to be redeemed (subject to the provisions requiring pro rata redemption set forth above), the date by which the Corporation must have received his shares of Convertible Preferred Stock for such holder to exercise such option (which date shall be not less than 30 nor more than 40 days prior to the date fixed for redemption) and that failure of the Corporation to receive such Convertible Preferred Stock by the prescribed date shall be deemed to be an irrevocable decision on the part of such holder not to have his shares of Convertible Preferred Stock redeemed;

(6)	the place or places to which shares of Convertible Preferred Stock offered for redemption are to be surrendered for payment of the redemption price; and

(7)
that on the redemption date the redemption price shall become due and payable upon each share of the Convertible Preferred Stock to be redeemed and that the holder of such shares shall receive such amount and a certificate representing the balance, if any, of his Convertible Preferred Stock which has not been redeemed, and that the right to convert each share of Convertible Preferred Stock to be redeemed shall cease as of the close of business on the fourteenth day prior to the redemption date, unless default shall be made in the payment of the redemption price.

(b)  Optional Redemption.

(i)  The shares of Convertible Preferred Stock may be redeemed, in whole or in part, at the option of the Corporation by resolution of its Board of Directors, at any time and from time to time at the price of $1.50 per share of Convertible Preferred Stock, plus any dividends thereon declared but not paid.

(ii)  In the event that less than the entire number of the shares of Convertible Preferred Stock outstanding is at any one time redeemed by the Corporation, the shares of Convertible Preferred Stock to be redeemed shall be selected by lot or other equitable manner as may be prescribed by resolution of the Board of Directors of the Corporation.

(iii)  Notice of redemption of Convertible Preferred Stock pursuant to paragraph 4(b) shall be given by first-class mail, postage prepaid, mailed not less than 75 nor more than 100 days prior to the date fixed for redemption, to each holder of Convertible Preferred Stock to be redeemed, at this last address appearing in the Convertible Preferred Stock register.

Notice of the redemption shall state:

(1)	the redemption date;

(2)	the redemption price;

(3)	if less than all outstanding shares of Convertible Preferred Stock of the holder are to be redeemed, the identification of the shares of Convertible Preferred Stock to be redeemed;

(4)	the Conversion Rate on the date of the notice;

(5)
that on the redemption date the redemption price will become due and payable upon each share of the Convertible Preferred Stock to be redeemed and the right to convert each such share shall cease as of the close of business on the fourteenth day prior to the redemption date, unless default shall be made in the payment of the redemption price; and

(6)
the place or places where such shares of Convertible Preferred Stock to be redeemed are to be surrendered for payment of the redemption price, which places shall be the office or agency of the Corporation in each place of payment.

(c)  General Provisions With Respect to Redemption

(i)  If on the redemption date, funds necessary for such redemption have been deposited in trust with a bank or trust company, or have been set aside in trust, by the Corporation, for the purpose of redeeming shares of Convertible Preferred Stock, the holders of shares of Convertible Preferred Stock to be redeemed shall, as of the close of business on such date, cease to be shareholders with respect to such shares. Such shares of Convertible Preferred Stock shall no longer be transferable on the books of the Corporation or, as of the close of business on the fourteenth day prior to such date, convertible into shares of Common Stock, and the holders thereof shall be entitled only to receive the redemption price without interest thereon (together with a certificate for any unredeemed shares of Convertible Preferred Stock) upon surrender of the certificates for such shares.

(ii)  In case any holder of shares of Convertible Preferred Stock which shall have been redeemed shall not within three years of the date of redemption thereof claim the amount deposited in trust for the redemption of such shares, such bank or trust company, upon request of the Corporation, shall pay over to the Corporation such unclaimed amount and shall thereupon be relieved of all responsibility in respect thereof. The Corporation shall not be required to hold the amount so paid over to it, or any amount theretofore set aside by it, in trust after such three-year period, separate and apart from its other funds, and thereafter the holders of such shares of Convertible Preferred Stock shall look only to the Corporation for payment of the redemption price thereof, without interest. All liability of the Corporation to any holder of shares of Convertible Preferred Stock for payment of the redemption price for shares of Convertible Preferred Stock called for redemption shall cease and terminate as of the close of business on the fourth anniversary of the redemption date for such shares.

5.   Conversion Rights. Each share of Convertible Preferred Stock shall be convertible, subject to adjustment as provided in paragraph 5 (c), into one fully paid and non-assessable share of Common Stock at any time and from time to time after the date of issue of such share of Convertible Preferred Stock, at the option of the holder thereof. Shares of Common Stock shall be delivered upon conversion without the payment of any additional amounts by the holders of the Convertible Preferred Stock except as required by paragraph 5(e).

All conversions of shares of Convertible Preferred Stock into shares of Common Stock shall be subject to the following terms and conditions:

(a)   The Corporation shall make no payment or adjustment on account of any dividends declared but unpaid on the Common Stock issuable upon conversion.

(b)   In case of any redemption of any shares of Convertible Preferred stock pursuant to paragraph 4 hereof, the right of conversion of the shares to be redeemed shall cease and terminate at the close of business on the fourteenth day prior to the redemption date, unless default shall be made in the payment of the redemption price.

(c)   The number of shares of Common Stock into which shares of Convertible Preferred Stock are convertible (the “Conversion Rate”) shall be subject to adjustment from time to time as follows, except that no adjustment need be made unless, by reason of the happening of any or more of the events specified in this paragraph 5(c), the Conversion Rate then in effect shall be changed by 5% or more, but any adjustment of less than 5% that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, together with any adjustment or adjustments so carried forward, amounts to 5% or more.

(i)   In case the Corporation shall at any time or times subdivide or combine the outstanding shares of Common Stock into a greater or lesser number of shares, then, in each such case, the number of shares of Common Stock into which each share of Convertible Preferred stock may be converted (such Conversion Rate being initially one share of Common Stock for each share of Convertible Preferred stock) in effect immediately prior thereto shall be adjusted to a Conversion Rate (including any applicable fraction of a share) determined by multiplying the Conversion Rate in effect immediately prior to the happening of any of the events described above by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately after such event and the denominator of which shall be the total number of Common Stock outstanding immediately prior to such event. An adjustment made pursuant to this paragraph 5 (c) (i) shall become effective immediately after the effective date of any event specified in this paragraph 5 (c) (i).

(ii)   If any capital reorganization, reclassification or other change of outstanding shares of the capital stock of the Corporation, or if any consolidation or merger of the Corporation with another corporation (other than a consolidation or merger in which the Corporation is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of the Common Stock), or the sale or conveyance to another corporation of the property of the Corporation as, or substantially as, an entirety, shall be effected in such a way that holders of shares of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for shares of Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Corporation or such successor or purchasing corporation, as the case may be, shall make provision that the holder of each share of Convertible Preferred Stock shall have the right thereafter to convert such share into the kind and amount of stock, securities or assets receivable upon such reorganization, reclassification, consolidation, merger or sale by a holder of the number of shares of Common Stock into which such share might have been converted immediately prior to such reorganization, reclassification, change, consolidation, merger, conveyance, or sale, subject to adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this paragraph 5 (c).

(iii)   The Corporation shall not be required to issue fractional shares of Common Stock upon conversion of shares of Convertible Preferred Stock. If more than one share of Convertible Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares so surrendered. If any fractional interest in a share of Common Stock would be deliverable upon the conversion of any shares of Convertible Preferred Stock, the Corporation, in lieu of delivering the fractional share therefore, shall at the option of its Board of Directors either make an adjustment thereof in cash at the market value thereof or issue scrip certificates (exchangeable together with other scrip certificates aggregating one or more full shares of Common Stock for Common Stock certificates representing such full share or shares) for any fraction of a share, in a form to be approved by the Board of Directors. If the Board of Directors shall choose to make a cash adjustment in lieu of delivering fractional shares, then, for such purpose, the market value of a share of Common Stock shall be the closing price on such day for shares of Common Stock on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if it is not listed or admitted to trading on any national securities exchange, the average on such day of the closing bid and asked prices in the over-the-counter market or, if no such prices are reported, the market value shall be as fixed by the Board of Directors in good faith. If the Board of Directors shall choose to issue scrip certificates in lieu of delivering fractional shares, the scrip certificates may contain any term or condition permitted by law, except that, until the exchange thereof for certificates for full shares of Common Stock, the holders of such scrip certificates shall not be entitled to receive dividends thereon, to vote with respect thereto or to have any other rights by virtue thereof as shareholders of the Corporation except such rights, if any, as the Board of Directors may, in its absolute discretion, confer upon the holders of such scrip certificates in the event of the liquidation, dissolution or winding up of the Corporation.

(iv)   Whenever any event occurs which causes an adjustment of the securities or other assets into which the Convertible Preferred Stock may be converted, as herein provided, the Corporation shall promptly file with the transfer agent or agents for the Convertible Preferred Stock (and with any conversion agent other than the transfer agent or agents) a certificate signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary setting forth the Conversion Rate applicable after such adjustment and setting forth a brief statement of the facts accounting for such adjustment. Such certificate shall be conclusive evidence of the correctness of such adjustment and neither the transfer agent or agents nor any conversion agent shall be under any duty or responsibility with respect to any such certificate except to exhibit the same for time to time to any holder of any share of Convertible Preferred Stock desiring an inspection thereof. Promptly after filing such certificate, the corporation shall cause a brief summary of such certificate to be mailed to each holder of record of shares of Convertible Preferred Stock at such holder’s last address appearing on the books of the Corporation. Failure of any holder of Convertible Preferred Stock to receive such notice or any defect therein, shall not affect the validity of such adjustment. Neither the transfer agent or agents nor any conversion agent shall at any time be under any duty or responsibility to any such holder to determine whether any facts exist which may require any adjustment of the Conversion Rate, or with respect to the nature and extent of any such adjustment when made, or with respect to the method employed in making the same.

(d)   The Corporation shall at all times reserve and keep available, out of its authorized by unissued shares of Common Stock or out of shares of Common Stock held in its treasury, the full number of shares of Common Stock into which all shares of Convertible Preferred Stock from time to time outstanding are convertible.

(e)   The issuance of stock certificates on conversions of shares of Convertible Preferred Stock into shares of Common Stock shall be without charge to the converting stockholders for any issue tax. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in any name other than that of the registered holder of the shares of Convertible Preferred Stock converted, and the Corporation shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid or that no such tax is payable.

(f)   Any holder of Convertible Preferred Stock who shall choose to convert shares of Convertible Preferred Stock held by him pursuant to this Section 5 shall, as a condition of conversion, present the certificates for such Convertible Preferred Stock (which certificate or certificates, if the Corporation shall so require, shall be duly endorsed or accompanied by appropriate instruments of transfer satisfactory to the Corporation) at the office of the transfer agent or agents for Convertible Preferred Stock, or at such other office as may be designated by the Corporation, and shall give written notice to the Corporation at said office that such holder elects to convert the same or part thereof and shall state in writing therein the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation will as soon as practicable thereafter, issue and deliver at said office to such holder, or to the designee of such holder, certificates for the number of full shares of Common Stock to which such holder or its designee shall be entitled as aforesaid, together with cash or scrip in lieu of any fraction of a share as hereinabove provided and certificates for the shares of Convertible Preferred Stock, if any, not converted. Shares of Convertible Preferred Stock shall be deemed to have been converted as of the close of business on the date of the presentation of such shares for conversion as provided above, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such time and date.

6.  Shares to be Retired. All shares of Convertible Preferred Stock redeemed or purchased by the Corporation or converted into Common Stock of the Corporation shall be retired and cancelled, and may not thereafter be issued in any form.

7.  Voting Rights       (a)   The holders of Convertible Preferred Stock, voting separately as a class, shall, subject to the provisions of Article SEVENTH hereof, elect the Preferred Stock Directors therein referred to. In any such election, each share of Convertible Preferred Stock shall be entitled to one vote. The holders of Convertible Preferred Stock will not participate, during such time as they are entitled to elect Preferred Stock Directors in the election of the Common Stock Directors (as hereinafter defined), all of which Common Stock Directors shall be elected solely by holders of Common Stock.

(b)   Except as set forth in the foregoing paragraph 7 (a) with respect to the election of directors and except as otherwise required by law, each holder of record of shares of Convertible Preferred Stock shall be entitled to one vote per share on each matter on which the holders of record of Common Stock of the Corporation shall be entitled to vote (other than the election of Common Stock Directors), voting together with the holders of record of the Common Stock on a share for share basis, and not as a separate class.

(c)   No holder of shares of the Corporation of any class, now or hereafter authorized, shall be entitled as such, as a matter of right, to any preferential or preemptive right or otherwise to subscribe for, purchase or receive any shares of the Corporation of any class, now or hereafter authorized, or any options or warrants for such shares, or any securities convertible into or exchangeable for such shares, which may at any time be issued, sold or offered for sale by the Corporation.

(d)   No shares of capital stock of the Corporation shall be issued without voting rights.

FIFTH:           The Secretary of State is designated as the agent of the Corporation upon who process against the Corporation may be served. The post office address to which the Secretary of State shall mail a copy of any process against the Corporation served upon him is:

181 South Franklin Avenue
Valley Stream, New York

SIXTH:           Any director or the entire Board of Directors of the Corporation may be removed at any time, but only for cause and only by the affirmative vote of (i) a majority of the Preferred Stock Directors if such Director is a Preferred Stock Director or of the Common Stock Directors if such Director is a Common Stock Director, or (ii) the holders of two-thirds or more of the outstanding shares of capital stock of the Corporation entitled to vote in the election of such director voting at a meeting of such shareholders called for that purpose. The affirmative vote of the holders of two-thirds or more of the outstanding shares of each class of the capital stock of the Corporation shall be required to amend, alter, change or repeal this Article SIXTH of the Certificate of Incorporation.

SEVENTH:             (a)     The number of directors of the Corporation which shall constitute the whole Board of Directors shall initially be nine, and shall thereafter be as fixed from time to time by the affirmative vote of the Board of Directors, including a majority of the Common Stock Directors and a majority of the Preferred Stock Directors.

 (b)  (i) So long as more than 3,000,000 shares of Convertible Preferred Stock are outstanding, the number of directors set forth below (the “Preferred Stock Directors”) shall be elected by the holders of Convertible Preferred Stock voting separately as a class in accordance with paragraph 7(a) of Article FOURTH hereof. The balance of the Board of Directors (the “Common Stock Directors”), shall be elected by the holders of Common Stock, voting separately as a class. If 6,250,000 or more shares of Convertible Preferred Stock are outstanding, there shall be four Preferred Stock Directors. If more than 3,000,000 but less than 6,250,000 shares of Convertible Preferred Stock are outstanding, there shall be three Preferred Stock Directors. If 3,000,000 or fewer shares of Convertible Preferred Stock are outstanding, there shall be only one class of directors, elected by the holders of the Common Stock and the Convertible Preferred Stock voting together as one class on a share for share basis, in which event, the majority vote of such one class of directors shall be sufficient to effect all matters on which vote of the majority of the Preferred Stock Directors and/or of the Common Stock Directors is required hereunder. Directors shall be elected for a term of one year. Each Director shall hold office for the term of office for which he is elected and until his successor is elected and qualified.

(ii)   Without affecting the fiduciary duties of any director of the Corporation under law, in determining whether to vote for or against any proposal brought before the Board of Directors, each Preferred Stock Director and each Common Stock Director shall be entitled to take into account the benefit or adverse effect of such proposal to the Corporation and its shareholders as a whole (both on a short-term and on a long-term basis), as well as immediate benefit or adverse effect of such proposal to the class of shareholders which elected such Director.

(iii)   So long as in excess of 3,000,000 shares of Convertible Preferred Stock shall be outstanding, the affirmative vote of the Board of Directors, including a majority of the Common Stock Directors and a majority of the Preferred Stock Directors, shall be required to approve the following actions:

(A)  The sale by the Corporation or any subsidiary of all or any part of its equity interest in any Named Subsidiary (the “Named Subsidiaries” are Big Smith, Inc., Colonial Leisure Corp. of New Jersey, Inc., Monroc, Inc., Wel-Com Financial Service, Inc., Southern Mortgage Associates, Inc. and Homeowners Equities, Inc.), or the sale by the Corporation or any subsidiary out of the ordinary course of business of any part of its equity interest in any other subsidiary of the Corporation;

(B)  The creation, incurring, assumption or otherwise suffering to exist by the Corporation of any indebtedness which, when aggregated with all other indebtedness then outstanding, exceeds $1,000,000. For the purposes of this Restated Certificate of Incorporation, indebtedness of the Corporation not requiring the affirmative vote of both a majority of the Preferred Stock Directors and a majority of the Common Stock Directors under this paragraph (b) (iii) (B) is referred to herein as the “Working Capital Loan.”

The term “indebtedness” for the purpose of this paragraph (b) (iii) (B) means indebtedness of the Corporation for money borrowed by the Corporation other than (i) indebtedness represented by the Corporation’s 6% Notes issued pursuant to the Indenture attached as Exhibit D to the Corporation’s Sixth Amended Plan of Reorganization of which a copy of the Restated Certificate of Incorporation is Exhibit A (the 6% Notes”) and (ii) indebtedness to subsidiaries of the Corporation in the ordinary course of business or indebtedness to subsidiaries of the Corporation (even if not in the ordinary course of Business) the proceeds of which are to be used to redeem Convertible Preferred Stock.

(C)  The creation, incurring, assumption or otherwise suffering to exist by the Corporation of any lien upon any of the properties, assets or revenues of the Corporation, whether now existing or hereafter acquired, except for:

(1)  liens relating to indebtedness the incurring of which does not require the vote of both classes of directors under paragraph (b) (iii) (B);

(2)   liens for taxes, assessments or judgments, if such taxes, assessments or judgments are being contested in good faith or if payment of such taxes, assessments or judgments is not at such time required to be made;

(3)   liens incurred in the ordinary course of business in connection with workmen’s compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

(4)   liens arising by operation of law to secure claims for the purchase of labor, services, materials, equipment or supplies to the extent that payment of such claims shall not at such time be required to be made;

(5)   easements, rights of way, restrictions and other similar encumbrances incurred in the ordinary course of business; and

(6)   purchase money security interests;

(D)           The merger, consolidation, liquidation, winding up or dissolution of the Corporation, or of any of the subsidiaries of the Corporation out of the ordinary course of business;

(E)   The acquisition by the Corporation, by purchase or otherwise, of all or substantially all of the business or assets of any entity or all or substantially all the stock or other evidence of beneficial ownership of any entity, or otherwise permitting any corporation to become a subsidiary of the Corporation or the entering into of any joint venture or partnership agreement;

(F)   The sale, lease, assignment, transfer or other disposition by the Corporation, out of the ordinary course of business, of any material assets of the Corporation, provided, however, that the foregoing restriction shall not apply to any sale which involves assets (other than the stock of the Named Subsidiaries) having a then value of less than $150,000 and which assets were held by the Corporation as of the date of filing of this Restated Certificate of Incorporation;

(G)   The issuance by the Corporation or any subsidiary of the Corporation of any equity securities to any person, firm or entity other than the Corporation or subsidiary of the Corporation;

(H)   The execution by the Corporation of any guaranty, endorsement, or assumption agreement with respect to the obligation of any person or entity except for the endorsement of negotiable instruments for collection in the ordinary course of business and except in favor of subsidiaries of the Corporation;

(I)   Any amendment to the Indenture of the Corporation relating to its 6% Notes;

(J)   Any amendment to that certain agreement dated August 3, 1982 among the Corporation, Colonial Leisure Corp. of New Jersey, Inc., Wel-Com Financial Services, Inc., Transexpo I, Inc. and Kirlandco, Inc;

(K)   Any increase in the salary, bonus, benefit or other compensation payable to, or the making of any loan to or the forgiving of any indebtedness of, any officer or director of the Corporation.

(L)   Any redemption or other acquisition by the Corporation of its common stock, or setting aside of funds for such redemption; and

(M)   The entering by the Corporation into any other transaction out of the ordinary course of business.

For all purposes of this Restated Certificate of Incorporation, the determination of whether a transaction is out of the ordinary course of business shall be made with reference to the Corporation and its subsidiaries as a whole. Also, for the purposes of paragraph (b) (iii) (M), transactions shall be deemed out of the ordinary course of business only if they are of the size and import of, and are otherwise similar, to the transactions requiring the affirmative vote of both Common Stock Directors and Preferred Stock Directors described in paragraphs (A) through (L) above.

(c)  The term “subsidiaries” as used in this Restated Certificate of Incorporation also includes subsidiaries of subsidiaries of the Corporation.

(d)  As of the date of filing of this Restated Certificate of Incorporation, Messrs. Bernard Korn, James W. Stewart, Carl L. Sussman, Raphael M. Brackman and Bertram Harnett shall constitute the Common Stock Directors, with terms expiring at the annual meeting of shareholders of the Corporation to be held in 1983, and Messrs. Jack Rose, Ronald Miller, Van Oliver and James Heffernan shall constitute the Preferred Stock Directors, with terms expiring at the annual meeting of shareholders of the Corporation to be held in 1983.

(e)  Newly created directorships resulting from an increase in the number of directors and vacancies occurring in the Board of Directors for any reason may be filled by the affirmative vote of a majority of the remaining Preferred Stock Directors if such director is to be a Preferred Stock Director or a majority of the Common Stock Directors if such director is to be a Common Stock Director whether or not in either event less than a quorum of the Board of Directors.

EIGHTH:   Any by-law of the Corporation may be amended or repealed and new or additional by-laws may be adopted only by the affirmative vote of a majority of the Board of Directors including a majority of the Common Stock Directors and a majority of the Preferred Stock Directors or by the affirmative vote of the holders of the common stock and the holders of the Convertible Preferred Stock, voting separately by class.

NINTH:     The directors and officers of the Corporation shall be entitled to be indemnified by the Corporation to the fullest extent permitted by law.

The foregoing Restated Certificate of Incorporation formed part of the Plan of Reorganization of the Corporation, dated December 2, 1982. Such Plan of Reorganization was confirmed by final order of the United States Bankruptcy Court for the Southern District of New York having jurisdiction over the Corporation and its reorganization proceedings on January 5, 1983, in the action titled In re Colonial Commercial Corp., and such order contains express provisions for the adoption of such Restated Certificate of Incorporation, all in accordance with the provisions of §808 of the Business Corporation Law of the State of New York.

IN WITNESS WHEREOF, COLONIAL COMMERCIAL CORP. has caused this Restated Certificate of Incorporation to be signed by Bernard Korn as its court-appointed designee, on this sixth day of January, 1983.

COLONIAL COMMERCIAL CORP.

By:	/s/Bernard Korn
Bernard Korn

STATE OF NEW YORK
ss.:
COUNTY OF NASSAU

On the sixth day of January, 1983, before me personally came Bernard Korn, to me known, and known to me to be the individual described in, and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

By:	/s/Jeanette Facompre
Notary Public

EXHIBIT B.2

CERTIFICATE OF AMENDMENT

OF THE CERTIFICATE OF INCORPORATION

OF

COLONIAL COMMERCIAL CORP.

Under Section 805 of the Business Corporation Law
******************

WE, THE UNDERSIGNED, being the President and an Assistant Secretary of Colonial Commercial Corp. hereby certify:

1.	The name of the corporation is Colonial Commercial Corp.

2.	The certificate of incorporation of said corporation was filed by the Department of State on the 28th day of October, 1964.

3.	a. The certificate of incorporation is amended to increase the number of shares authorized to be issued by the corporation to 52,500,000 shares, by authorizing an additional 20,700,000 common shares.

b. To effect the foregoing, Article FOURTH (a) relating to the authorized shares of the corporation is amended to read as follows:

FOURTH:    (a)  The aggregate number of shares which the Corporation shall have the authority to issue is fifty two million five hundred thousand, divided into the following classes:

Number of Shares	Class	Par Value Per Share

40,000,000	Common Stock	$.01
12,500,000	Convertible Preferred Stock	$.01

The amendment was authorized by a vote of a majority of the Board of Directors followed by the vote of a majority of all the outstanding shares entitled to a vote at a meeting of the shareholders held on June 18, 1986.

IN WITNESS WHEREOF, we have signed this certificate on the 31st day of October, 1986 and we affirm the statements contained therein as true under penalties of perjury.

/s/ Bernard Korn
Bernard Korn, President

/s/ James W. Stewart
James W. Stewart, Assistant Secretary

1

EXHIBIT B.3

CERTIFICATE OF AMENDMENT

OF THE CERTIFICATE OF INCORPORATION

OF

COLONIAL COMMERCIAL CORP.

Under Section 805 of the Business Corporation Law
******************

WE, THE UNDERSIGNED, being the President and an Assistant Secretary of Colonial Commercial Corp. hereby certify:

1.	The name of the corporation is Colonial Commercial Corp.

2.	The certificate of incorporation of said corporation was filed by the Department of State on the 28th day of October, 1964.

3.	a. A new article NINTH (A) is added to limit the liability of directors of the corporation as permitted by law.

b. To effect the foregoing, a new Article NINTH (A) shall be added to read in its entirety as follows:

NINTH:  (A)  No director shall be personally liable to the Corporation or any stockholder for damages for breach of fiduciary duty as a director, except for any matter in respect of which such director shall be liable under Section 719 of the New York Business Corporation Law or any amendment thereto or successor provision thereto or shall be liable by reason that, in addition to any and all other requirements for such liability, he (i) shall have breached his duty of loyalty to the Corporation or its stockholders (ii) shall not have acted in good faith or, in failing to act, shall not have acted in good faith, (iii) shall have acted in a manner involving intentional misconduct or a knowing violation of law or, in failing to act, shall have acted in a manner involving intentional misconduct or a knowing violation of law or (iv) shall have personally gained a financial profit or other advantage to which he was not legally entitled. Neither the amendment nor repeal of this Article, nor the adoption of any provision of the Certificate of Incorporation inconsistent with the Article shall eliminate or reduce the effect of this Article in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article would accrue or arise, prior to such amendment, repeal or adoption of any inconsistent provision.

4.	The amendment was authorized by the vote of the board of director(s) followed by vote of the majority of all outstanding shares entitled to vote thereon.

IN WITNESS WHEREOF, we have signed this certificate on the 24th day of June, 1988 and we affirm the statements contained therein as true under penalties of perjury.

/s/ Bernard Korn
Bernard Korn, President

/s/ James W. Stewart
James W. Stewart, Assistant Secretary

1

EXHIBIT B.4

CERTIFICATE OF AMENDMENT

OF THE CERTIFICATE OF INCORPORATION

OF

COLONIAL COMMERCIAL CORP.

Under Section 805 of the Business Corporation Law
******************

WE, THE UNDERSIGNED, being the President and an Assistant Secretary of Colonial Commercial Corp. hereby certify and set forth:

1.	The name of the corporation is Colonial Commercial Corp.

2.	The certificate of incorporation of said corporation was filed by the Department of State on the 28th day of October, 1964.

3.
a. The Certificate of Incorporation is amended to change the number of shares of common stock authorized to be issued by the corporation from 40,000,000 shares with par value of $.01 to 8,000,000 shares with par value of $.05, and to change the shares of Convertible Preferred Stock from 12,500,000 with par value of $.01 to 2,500,000 shares with par value of $.05.

b. There are currently authorized 40,000,000 shares of common stock, par value $.01 oer share of which 7,147,050 shares are currently issued and outstanding and there are currently authorized 12,500,000 shares of convertible preferred stock, par value $.01 per share, of which 8,339,337 shares are currently issued and outstanding. The 7,147,500 issued shares of common stock, par value $.01 per share, and 8,339,337 issued shares of convertible preferred stock, par value $.01 per share, will be changed at the rate of 5 for 1 into respectively 1,429,410 shares of common stock, par value $.05 per share, and 1,667,867 shares of convertible preferred stock, par value $.05 per share. The 32,852,950 unissued shares of common stock, par value $.01 per share, and the 4,160,663 unissued shares of convertible preferred stock, par value $.01 per share, will be changed at a rate of 5 for 1 into respectively 6,570,590 shares of common stock, par value $.05 per share and 8,032,133 shares of convertible preferred stock, par value $.05 per share.

c. To effect the foregoing, Article FOURTH (a) relating to the present authorized capital stock of the corporation is hereby amended to read as follows:

FOURTH: (a) The aggregate number of shares which the Corporation shall have the authority to issue is ten million five hundred thousand divided into the following classes:

Number of Shares	Class	Par Value Per Share

8,000,000	Common Stock	$.05
2,500,000	Convertible Preferred Stock	$.05

4.
The amendment of the Certificate of Incorporation was authorized by the vote of a majority of all the outstanding shares entitled to vote at a meeting of the shareholders held on January 13, 1998 subsequent to authorization by the Board of Directors.

5.	This amendment will not effect a reduction in the stated capital of the corporation.

IN WITNESS WHEREOF, this certificate has been subscribed this 13th day of January, 1998 by the undersigned who affirm that the statements made herein are true under penalties of perjury.

/s/ Bernard Korn
Bernard Korn, President

/s/ James W. Stewart
James W. Stewart, Secretary

1

EXHIBIT B.5

CERTIFICATE OF AMENDMENT

OF THE CERTIFICATE OF INCORPORATION

OF

COLONIAL COMMERCIAL CORP.

Under Section 805 of the Business Corporation Law
******************

WE, THE UNDERSIGNED, being the President and an Assistant Secretary of Colonial Commercial Corp. hereby certify and set forth:

1.	The name of the corporation is Colonial Commercial Corp.

2.	The certificate of incorporation of said corporation was filed by the Department of State on the 28th day of October, 1964.

3.
a. The certificate of incorporation is amended to increase the number of shares of common stock authorized to be issued by the corporation from 8,000,000 shares to 20,000,000 shares without change of par value which shall remain $.05 per share.

b. To effect the foregoing, Article FOURTH (a) relating to the authorized shares of the corporation is amended to read as follows:

FOURTH: (a) The aggregate number of shares which the Corporation shall have the authority to issue is twenty two million five hundred thousand divided into the following classes:

Number of Shares	Class	Par Value Per Share

20,000,000	Common Stock	$.05
2,500,000	Convertible Preferred Stock	$.05

4.
The amendment was authorized by the vote of a majority of all the outstanding shares entitled to vote at a meeting of the shareholders held on January 13, 1998 subsequent to authorization by the Board of Directors.

5.	This amendment will not effect a reduction in the stated capital of the corporation.

IN WITNESS WHEREOF, this certificate has been subscribed this 13th day of January, 1998 by the undersigned who affirm that the statements made herein are true under penalties of perjury.

/s/ Bernard Korn
Bernard Korn, President

/s/ James W. Stewart
James W. Stewart, Secretary

1

EXHIBIT C

COLONIAL COMMERCIAL CORP. 2006 STOCK PLAN

ARTICLE I

General

1.1.    Purpose. The purpose of the Colonial Commercial Corp. 2006 Stock Plan, (the “Plan”), is to provide additional incentive to officers, directors, employees and others who render services to Colonial Commercial Corp. (the “Corporation”) and any present or future Subsidiary. It is intended that Awards granted under the Plan strengthen the desire of such persons to join and remain in the employ of the Corporation, or otherwise render services to the Corporation, and stimulate their efforts on behalf of the Corporation.

1.2.    Term. No Award shall be granted under the Plan after the close of business on the day immediately preceding the 10-year anniversary of the adoption of the plan. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

1.3.    Shares Subject to the Plan. Subject to adjustments as provided in Article IX, the number of shares of Stock that may be delivered, purchased or used for reference purposes (with respect to SARs or Stock Units) with respect to Awards granted under the Plan shall be 1,000,000 shares of Common Stock of Colonial Commercial Corp., (“Stock”). If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares without the delivery of shares of Stock or other consideration, the shares subject to such Award shall thereafter be available for further Awards under the Plan.

1.4.    Subject to adjustments as provided in Article IX, the maximum number of shares of Stock subject to Awards of any combination that may be granted during any one fiscal year of the Corporation to any one individual shall be limited to 1,000,000 shares; provided that such number shall be adjusted pursuant to Article IX, and shares otherwise counted against such number, only in a manner which will not cause Awards granted under the Plan to fail to qualify as "performance-based compensation" under Code section 162(m).

ARTICLE II

Definitions

For purposes of the Plan, the following terms shall be defined as set forth below.

2.1.    Administrator means the Board, the Special Stock Committee or any other committee which is designated by the Board as the "Administrator."

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2.2.    Award means any Stock Options (including ISOs and NSOs), SARs (including free-standing and tandem SARs), Restricted Stock Awards, Stock Units, or any combination of the foregoing granted pursuant to the Plan, except, however, when the term is being used under the Plan with respect to a particular category of grant in which case it shall only refer to that particular category of grant.

2.3.    Board means the Board of Directors of the Corporation.

2.4.    Code means the Internal Revenue Code of 1986, as amended.

2.5    Fair Market Value means, as of any date,

2.5.1    if the Stock is not traded on any over-the-counter market or on a national securities exchange, the fair market value determined by the Board in good faith using a reasonable valuation method;

2.5.2    if the Stock is traded in the over-the-counter market, based on most recent closing price for the Stock on the date the calculation thereof shall be made; or

2.5.3    if the Stock is listed on a national securities exchange, based on the most recent closing price for the Stock of the Corporation on such exchange.

2.6.    Grant Agreement means the agreement between the Corporation and the Participant pursuant to which the Corporation authorizes an Award hereunder. Each Grant Agreement entered into between the Corporation and a Participant with respect to an Award granted under the Plan shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Administrator.

2.7.    Grant Date means the date on which the Administrator formally acts to grant an Award to a Participant or such other date as the Administrator shall so designate at the time of taking such formal action.

2.8.    ISO means any Stock Option designated and qualified as an "incentive stock option" as defined in Code section 422.

2.9.    NSO means any Option that is not an ISO.

2.10.   Option means any option to purchase shares of Stock granted under Article V.

2.11.   Parent means a corporation, whether now or hereafter existing, within the meaning of the definition of "Parent Corporation" provided in Code section 424(e), or any successor to such definition.

2.12.   Participant means any person to whom any Award is granted pursuant to the Plan.

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2.13.   Performance Goals means any one or more of the following performance criteria, either individually, alternatively or in any combination, and subject to such modifications or variations as specified by the Administrator, applied to either the Corporation as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured over a period of time including any portion of a year, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the Administrator: cash flow; cash flow from operations; earnings (including, but not limited to, earnings before interest, taxes, depreciation and amortization); earnings per share, diluted or basic; earnings per share from continuing operations; net asset turnover; inventory turnover; capital expenditures; debt; debt reduction; working capital; return on investment; return on sales; net or gross sales; market share; economic value added; cost of capital; change in assets; expense reduction levels; productivity; delivery performance; safety record; stock price; return on equity; total stockholder return; return on capital; return on assets or net assets; revenue; income or net income; operating income or net operating income; operating profit or net operating profit; gross margin, operating margin or profit margin; and completion of acquisitions, business expansion, product diversification, new or expanded market penetration and other non-financial operating and management performance objectives. To the extent consistent with Code section 162(m) and the regulations promulgated thereunder and unless otherwise determined by the Administrator at the time the Performance Goals are established, the Administrator shall, in applying the Performance Goals, exclude the adverse affect of any of the following events that occur during a performance period: the impairment of tangible or intangible assets; litigation or claim judgments or settlements; changes in tax law, accounting principles or other such laws or provisions affecting reported results; business combinations, reorganizations and/or restructuring programs that have been approved by the Board; reductions in force and early retirement incentives; and any extraordinary, unusual, infrequent or non-recurring items separately identified in the financial statements and/or notes thereto in accordance with generally accepted accounting principles.

2.14.   Restricted Stock Award means any Award of shares of restricted Stock granted pursuant to Article VII of the Plan.

2.15.   SAR means a stock appreciation right, as awarded under Article VI.

2.16.   Stock means the voting common stock of the Corporation, subject to adjustments pursuant to the Plan.

2.17.   Stock Unit means credits to a bookkeeping reserve account solely for accounting purposes, where the amount of the credit shall equal the Fair Market Value of a share of Stock on the Grant Date (unless the Administrator provides otherwise in the Grant Agreement) and which shall be subsequently increased or decreased to reflect the Fair Market Value of a share of Stock. Stock Units do not require segregation of any of the Corporation's assets. Stock Units are awarded under Article VII.

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2.18.   Subsidiary means any corporation or other entity (other than the Corporation) in any unbroken chain of corporations or other entities, beginning with the Corporation, if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

ARTICLE III

Administration

3.1.    General. The Plan shall be administered by the Administrator. The Administrator's determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

3.2.    Duties. The Administrator shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable, all within the Administrator's sole and absolute discretion. The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:

3.2.1.    Construe the Plan and any Award under the Plan;

3.2.2.    Subject to Section 4.1, select the persons to whom Awards may be granted and the time or times at which Awards shall be granted;

3.2.3.    Determine the number of shares of Stock to be covered by or used for reference purposes for any Award;

3.2.4.    Determine and modify from time to time the terms and conditions, including restrictions, of any Award (including provisions that would allow for cashless exercise of Awards and/or reduction in the exercise price of outstanding Awards) and to approve the form of written instrument evidencing Awards;

3.2.5.    Accelerate the time or times at which an Award becomes vested or when an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following a Participant's termination of employment or death;

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3.2.6.    Impose limitations on Awards, including limitations on transfer and repurchase provisions; and

3.2.7.    Modify, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards.

ARTICLE IV

Eligibility and Participation

4.1.    Eligibility. The persons eligible to participate in the Plan are officers, directors, employees of the Corporation or its Subsidiaries and others who render services to the Corporation or its subsidiaries.

ARTICLE V

Stock Options

5.1.    General. Subject to the other applicable provisions of the Plan, the Administrator may from time to time grant to eligible Participants Awards of ISOs or NSOs. The ISO or NSO Awards granted shall be subject to the following terms and conditions.

5.2.    Grant of Option. The grant of an Option shall be evidenced by a Grant Agreement, executed by the Corporation and the Participant, describing the number of shares of Stock subject to the Option, whether the Option is an ISO or NSO, the Exercise Price of the Option, the vesting period for the Option and such other terms and conditions that the Administrator deems, in it sole discretion, to be appropriate, provided that such terms and conditions are not inconsistent with the Plan.

5.3.    Exercise Price. The price per share payable upon the exercise of each Option (the "Exercise Price") shall be determined by the Administrator and set forth in the Grant Agreement; provided, however, that in the case of ISOs the Exercise Price shall not be less than 100% of the Fair Market Value of the shares on the Grant Date. Notwithstanding the immediately preceding sentence, the Exercise Price of any ISO granted to a Participant who owns, within the meaning of Code section 422(b)(6), after application of the attribution rules in Code section 424(d), more than ten percent (10%) of the total combined voting power of all classes of shares of the Corporation, or Subsidiary corporations, shall not be less than 110% of the Fair Market Value of the Stock on the Grant Date

5.4    Payment for shares of Stock upon exercise of an Option, the full payment of the Exercise Price shall be made:

(i)    in cash or

(ii)    with the consent of the Administrator and to the extent permitted by it:

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(A)    with Stock of the Corporation valued at Fair Market Value on date of exercise;

(B)    with a full recourse interest bearing promissory note of the Participant secured by a pledge of the shares of Stock received upon exercise of such Options, and having such other terms and conditions as determined by the Administrator;

(C)    by delivering a properly executed exercise notice together with irrevocable instructions to a broker to sell shares acquired upon exercise of the Option and promptly deliver to the Corporation a portion of the proceeds thereof equal to the Exercise Price; or

(D)    any combination or any of the foregoing.

5.4.    Payment. Options may be exercised in whole or in part by payment of the Exercise Price of the shares to be acquired in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Administrator may prescribe, and/or such determinations, orders, or decisions as the Administrator may make.

5.5.    Terms of Options. The term during which each Option may be exercised shall be determined by the Administrator; provided, however, that in no event shall an ISO be exercisable more than ten years from the date it is granted.

5.6.    Reload Options. The terms of an Option may provide for the automatic grant of a new Option Award when the Exercise Price of the Option and/or any related tax withholding obligation is paid by tendering shares of Stock.

5.7.    Restrictions on ISOs. ISO Awards granted under the Plan shall comply in all respects with Code section 422 and, as such, shall meet the following additional requirements:

5.7.1.    Grant Date. An ISO must be granted within ten (10) years of the earlier of the Plan's adoption by the Board of Directors or approval by the Corporation's shareholders but will be an NSO and not an ISO if the Plan is not approved by shareholders within twelve months from the grant of the option.

5.7.2.    Term. The term of an ISO shall not exceed ten (10) years. Notwithstanding the immediately preceding sentence, the term of any ISO granted to a Participant who owns, within the meaning of Code section 422(b)(6), after application of the attribution rules in Code section 424(d), more than ten percent (10%) of the total combined voting power of all classes of shares of the Corporation, or Subsidiary corporations, shall not exceed five (5) years.

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5.7.3.    Maximum Grant. The aggregate Fair Market Value (determined as of the Grant Date) of shares of Stock with respect to which all ISOs first become exercisable by any Participant in any calendar year under this or any other plan of the Corporation and Subsidiary corporations may not exceed $100,000 or such other amount as may be permitted from time to time under Code section 422. To the extent that such aggregate Fair Market Value shall exceed $100,000, or other applicable amount, such Options shall be treated as NSOs. In such case, the Corporation may designate the shares of Stock that are to be treated as stock acquired pursuant to the exercise of an ISO by issuing a separate certificate for such shares and identifying the certificate as ISO shares in the stock transfer records of the Corporation.

5.7.4.    Participant. ISOs shall only be issued to employees of the Corporation, or Subsidiary of the Corporation.

5.7.5.    Tandem Options Prohibited. An ISO may not be granted in tandem with a NSO in such a manner that the exercise of one affects a Participant's right to exercise the other.

5.7.6.    Designation. No option shall be an ISO unless so designated by the Administrator at the time of grant or in the Grant Agreement evidencing such Option.

5.7.7.    Period of Exercise. Any Option which is an ISO shall in all events lapse unless exercised by the Participant:

(i)    prior to the 89th day after the date on which employment terminated, if termination was other than by reason of death; and

(ii)    within a twelve-month period next succeeding the death of the Participant if termination is by reason of death.

5.8.    Exercisability. Options shall be exercisable as provided in the Grant Agreement.

5.9.    Transferability. ISOs shall be non-transferable. Except as provided in the Grant Agreement, NSOs shall not be assignable or transferable by the Participant, except by will, or by the laws of descent and distribution.

5.10   Code Section 162(m). With respect to any Options intended to qualify as "performance-based compensation" under Code section 162(m), this Article V (including the substance of the Performance Goals, the timing of establishment of the Performance Goals, the adjustment of the Performance Goals and determination of the Award) shall be implemented by the Administrator in a manner designed to preserve such Awards as such "performance-based compensation."

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ARTICLE VI

Stock Appreciation Rights

6.1.    Award of SARs. Subject to the other applicable provisions of the Plan, the Administrator may at any time and from time to time grant SARs to eligible Participants, either on a free-standing basis (without regard to or in addition to the grant of an Option) or on a tandem basis (related to the grant of an underlying Option).

6.2.    Restrictions on Tandem SARs. ISOs may not be surrendered in connection with the exercise of a tandem SAR unless the Fair Market Value of the Stock subject to the ISO is greater than the Exercise Price for such ISO. SARs granted in tandem with Options shall be exercisable only to the same extent and subject to the same conditions as the related Options are exercisable. The Administrator may, in its discretion, prescribe additional conditions to the exercise of any such tandem SAR.

6.3    Base Price. The base price per share of each SAR (the "Base Price") shall be determined by the Administrator and set forth in the Grant Agreement.

6.3.    Amount of Payment Upon Exercise of SARs. A SAR shall entitle the Participant to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Stock over (B) the Base Price per share specified in the Grant Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. In the case of exercise of a tandem SAR, such payment shall be made in exchange for the surrender of the unexercised related Option (or any portions thereof which the Participant from time to time determines to surrender for this purpose).

6.4.    Form of Payment Upon Exercise of SARs. Payment by the Corporation of the amount receivable upon any exercise of a SAR may be made by the delivery of Stock or cash, or any combination of Stock and cash, as determined in the sole discretion of the Administrator.

6.5.    Transferability. SARs shall be transferable only as provided in the Grant Agreement.

6.6    Code Section 162(m). With respect to any SARs intended to qualify as "performance-based compensation" under Code section 162(m), this Article VI (including the substance of the Performance Goals, the timing of establishment of the Performance Goals, the adjustment of the Performance Goals and determination of the Award) shall be implemented by the Administrator in a manner designed to preserve such Awards as such "performance-based compensation."

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ARTICLE VII

Restricted Stock and Stock Units

7.1.    Grants. Subject to the other applicable provisions of the Plan, the Administrator may grant Restricted Stock or Stock Units to Participants in such amounts and for such consideration as may be required by law, as it determines. Such Awards shall be made pursuant to a Grant Agreement.

7.2.    Terms and Conditions. A Restricted Stock Award entitles the recipient to acquire shares of Stock and a Stock Unit Award entitles the recipient to be paid the Fair Market Value of the Stock on the exercise date. Stock Units may be settled in Stock, cash or a combination thereof, as determined by the Administrator. Restricted Stock Awards and Stock Unit Awards are subject to vesting periods and other restrictions and conditions as the Administrator may include in the Grant Agreement.

7.3.   Restricted Stock.

7.3.1.    The Grant Agreement for each Restricted Stock Award shall specify the applicable restrictions on such shares of Stock, the duration of such restrictions, and the times and/or Performance Goals upon which such restrictions shall lapse with respect to all or a specified number of shares of Stock that are part of the Award. Notwithstanding the foregoing, the Administrator may reduce or shorten the duration of any restriction applicable to any shares of Stock awarded to any Participant under the Plan.

7.3.2.    Share certificates with respect to restricted shares of Stock may be issued at the time of grant of the Restricted Stock Award, subject to forfeiture if the restrictions do not lapse, or upon lapse of the restrictions. If share certificates are issued at the time of grant of the Restricted Stock Award, the certificates shall bear an appropriate legend with respect to the restrictions applicable to such Restricted Stock Award (as described in Section 11.1) or, alternatively, the Participant may be required to deposit the certificates with the Corporation during the period of any restriction thereon and to execute a blank stock power or other instrument of transfer.

7.3.3.    The extent of the Participant's rights as a shareholder with respect to the Restricted Stock shall be specified in the Grant Agreement.

7.4.   Stock Units.

7.4.1.    The grant of Stock Units shall be evidenced by a Grant Agreement that states the number of Stock Units evidenced thereby and the terms and conditions of such Stock Units, including, but not limited to, any Performance Goals, if any, that must be satisfied before a Participant earns such Stock Units.

7.4.2.    Stock Units may be exercised in the manner described in the Grant Agreement.

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7.4.3.    The extent of the Participant's rights as a shareholder with respect to the Stock Units shall be specified in the Grant Agreement.

7.5.   Transferability. Unvested Restricted Stock Awards or Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Grant Agreement.

7.6    Code Section 162(m). With respect to any Restricted Stock Awards or Stock Units intended to qualify as "performance-based compensation" under Code section 162(m), this Article VII (including the substance of the Performance Goals, the timing of establishment of the Performance Goals, the adjustment of the Performance Goals and determination of the Award) shall be implemented by the Administrator in a manner designed to preserve such Awards as such "performance-based compensation."

ARTICLE VIII

8.1.   Tax Withholding

8.1.1.    Subject to subparagraph 8.1.2., as a condition to taking any action otherwise required under the Plan or any Grant Agreement, the Corporation shall have the right to require assurance that the Participant will remit to the Corporation when required an amount sufficient to satisfy federal, state and local tax withholding requirements. The Administrator may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of shares of Stock which the Participant already owns or through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan or through any other method determined by the Administrator.

8.1.2.    If a Participant makes a disposition of shares of Stock acquired upon the exercise of an ISO within either two (2) years after the Option was granted or one (1) year after its exercise by the Participant, the Participant shall promptly notify the Corporation or respond to an inquiry by the Corporation concerning a disposition and the Corporation shall have the right to require the Participant to pay to the Corporation an amount sufficient to satisfy federal, state and local tax withholding requirements.

ARTICLE IX

Corporate Transactions

9.1.   Adjustments Due to Special Circumstances.

9.1.1.    In the event of any change in the capital structure or business of the Corporation by reason of any stock dividend or extraordinary dividend, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, non-cash distributions with respect to its outstanding Stock, reclassification of the Corporation's capital stock, any sale or transfer of all or part of the Corporation's assets or business, or any similar change affecting the Corporation's capital structure or business or the capital structure of any business of any subsidiary, as determined by the Administrator, if the Administrator determines that an adjustment is equitable, then the Administrator shall adjust the Plan and Awards as it deems necessary or appropriate to prevent enlargement or dilution of rights, including, without limitation, in: (i) the number of shares of Stock that can be granted or used for reference purposes pursuant to the Plan; (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan; and (iii) the exercise price, base price, or purchase price applicable to outstanding Awards under the Plan. The adjustment by the Administrator shall be final, binding and conclusive.

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9.1.2.    The Administrator may cancel outstanding Awards, but not outstanding Stock or Restricted Stock Awards, in connection with any merger, consolidation of the Corporation, or any sale or transfer of all or part of the Corporation's assets or business, or any similar event. The Administrator may determine to pay no compensation whatsoever for any canceled Awards that are not in-the-money (as hereinafter defined) or for any canceled Awards to the extent not vested. The Corporation shall provide payment in cash or other property for the in-the-money value of the vested portion of Awards that are in-the-money and that are canceled as aforesaid. Awards are "in-the-money" only to the extent of their then realizable market value, without taking into account the potential future increase in the value of the Award (whether under Black-Scholes-type formulas or otherwise). The opinion by the Administrator of the in-the-money value of any Award shall be final, binding and conclusive.

9.1.3.    Any adjustment of ISOs under this Section 9.1 shall be made only to the extent not constituting a "modification" within the meaning of Code section 424(h)(3). Further, with respect to Awards intended to qualify as "performance-based compensation" under Code section 162(m), such adjustments shall be made only to the extent that the Administrator determines that such adjustments may be made without causing the Company to be denied a tax deduction on account of Code section 162(m).

9.2.    Substitution of Options. In the event that, by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall authorize the issuance or assumption of a stock option or stock options in a transaction to which Code section 424(a) applies, then, notwithstanding any other provision of the Plan, the Administrator may grant options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old option, or substitution of a new option for the old option, in conformity with the provisions of Code section 424(a) and the rules and regulations thereunder, as they may be amended from time to time.

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ARTICLE X

Amendment and Termination

Amendment and Termination. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including as necessary to prevent the Corporation from being denied a tax deduction on account of Code section 162(m)); and provided further that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

ARTICLE XI

Miscellaneous

11.1.   Restrictive Legends. The Corporation may at any time place legends referencing any restrictions described in the Grant Agreement and any applicable federal or state securities law restrictions on all certificates representing shares of Stock underlying an Award.

11.2.   Compliance with Governmental Regulations. Notwithstanding any provision of the Plan or the terms of any Grant Agreement entered into pursuant to the Plan, the Corporation shall not be required to issue any shares hereunder prior to registration of the shares subject to the Plan under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, if such registration shall be necessary, or before compliance by the Corporation or any Participant with any other provisions of either of those acts or of regulations or rulings of the Securities and Exchange Commission thereunder, or before compliance with other federal and state laws and regulations and rulings thereunder, including the rules of any applicable securities exchange or quotation system.

11.3.   No Guarantee of Employment. Participation in this Plan shall not be construed to confer upon any Participant the legal right to be retained in the employ of the Corporation or give any person any right to any payment whatsoever, except to the extent of the benefits provided for hereunder.

11.4.   Governing Law. The provisions of this Plan shall be governed by, construed and administered in accordance with applicable federal law; provided, however, that to the extent not in conflict with federal law, this Plan shall be governed by, construed and administered under the laws of New York, other than its laws respecting choice of law.

11.5.   Severability. If any provision of the Plan shall be held invalid, the remainder of this Plan shall not be affected thereby and the remainder of the Plan shall continue in force.

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